UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant under §240.14a-12

MEDALLION FINANCIAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

April 30, 2025

Dear Medallion Financial Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Medallion Financial Corp. to be held on June 12, 2025, at 10:00 a.m., Eastern Time. This year’s Annual Meeting of Shareholders will be a virtual meeting conducted solely via live webcast. You will be able to attend the Annual Meeting of Shareholders, vote your shares electronically and submit questions during the meeting by visiting the unique link provided to you following registration. In order to attend the Annual Meeting, you must register before 11:59 p.m. Eastern Time on June 9, 2025 at https://web.viewproxy.com/MedallionFinancial/2025. You will not be able to attend the Annual Meeting of Shareholders in person. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. Online check-in for pre-registered shareholders will begin promptly at 9:30 a.m. Eastern Time, and you should allow ample time for the online check-in procedures.

Additional information regarding attending the Annual Meeting, voting your shares, business to be conducted at the meeting and submitting questions can be found in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. You may vote over the Internet, by telephone or by mailing a completed proxy card as an alternative to voting at the meeting. Voting by one of these methods will ensure that your shares will be represented at the Annual Meeting.

Thank you for your cooperation.

Sincerely,

ALVIN MURSTEIN
Chairman of the Board of Directors and Chief Executive Officer

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 12, 2025

The Annual Meeting of Shareholders (the “Annual Meeting”), of Medallion Financial Corp. (except where the context suggests otherwise, the terms the “Company,” “we,” “us” and “our” refer to Medallion Financial Corp.) will be held on June 12, 2025 at 10:00 a.m., Eastern Time, via live webcast at the unique link provided to shareholders following registration to consider and act upon the following matters:

1. To elect three directors to serve until the 2028 Annual Meeting of Shareholders;

2. To ratify the selection of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2025;

3. To vote on a non-binding advisory resolution to approve the 2024 compensation of the Company’s named executive officers, as described in the accompanying proxy statement;

4. To approve an amendment to our 2018 Equity Incentive Plan, to increase the number of shares of our common stock authorized for issuance thereunder by 2,000,000 shares; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 14, 2025 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting on a reasonably accessible electronic network and the information required to access such list will be provided with the notice of the meeting. All shareholders are cordially invited to attend the Annual Meeting.

The proxy statement and 2024 Annual Report to shareholders are available at: https://web.viewproxy.com/MedallionFinancial/2025

By Order of the Board of Directors,

MARISA T. SILVERMAN
Secretary

New York, New York

April 30, 2025

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY FOLLOWING THE INSTRUCTIONS IN THE PROXY CARD YOU RECEIVED IN THE MAIL. FOR DETAILED INFORMATION REGARDING VOTING INSTRUCTIONS, PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING / HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING VIRTUALLY?” ON PAGES 3 AND 4 OF THE PROXY STATEMENT. IF YOU DECIDE TO ATTEND THE MEETING VIRTUALLY AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING AT THE MEETING.

2025 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

June 12, 2025

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting to be held on June 12, 2025 and at any adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 10:00 a.m. Eastern Time via live webcast at the unique link provided to shareholders following registration. In order to attend the Annual Meeting, you must register before 11:59 p.m. Eastern Time on June 9, 2025 at https://web.viewproxy.com/MedallionFinancial/2025. The date of the mailing of this proxy statement and accompanying proxy is on or about April 30, 2025.

Shareholders are entitled to one vote per share on all matters voted upon at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors. The presence at the Annual Meeting, by participating virtually at the meeting or by proxy, of a majority of the shares of common stock outstanding on April 14, 2025 will constitute a quorum. If the accompanying proxy is properly signed and timely returned to Alliance Advisors, LLC and not revoked, it will be voted in accordance with the instructions contained therein. Alternatively, you may follow the instructions on your proxy card for submitting a proxy electronically or by telephone. If your shares are held in the name of a bank, broker or other holder of record, please follow the procedures as described in the voting form that they send to you.

Unless contrary instructions are given, the persons designated as proxy holders on the accompanying proxy card will vote:

(i)
FOR each of the Board of Directors’ nominees, Brent O. Hatch, Andrew M. Murstein and Allan Tanenbaum;
(ii)
FOR the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2025;
(iii)
FOR the approval of a non-binding advisory resolution to approve the 2024 compensation of the Company’s named executive officers, as described in this proxy statement;
(iv)
FOR the approval of an amendment to our 2018 Equity Incentive Plan, to increase the number of shares of our common stock authorized for issuance thereunder by 2,000,000 shares; and
(v)
if any other matters properly come before the Annual Meeting, in accordance with their best judgment on such matters.

Any proxy may be revoked by a shareholder at any time before its exercise by delivery of a written revocation to Alliance Advisors, LLC, PO Box 2400, Pittsburgh, PA 15230-9762, or by submitting a subsequent proxy by using the Internet, by telephone or by mail with a later date. If you are a street name holder (i.e., your shares are registered in the name of a broker), and later want to change your vote, your broker can provide you with instructions on how to change your vote. You must follow these instructions in order for your shares to be voted. The powers of the proxy holder with respect to a particular proxy will be suspended if the person executing that proxy attends the Annual Meeting virtually and casts a vote at the meeting. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

VOTING SECURITIES AND VOTES REQUIRED

On April 14, 2025, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, an aggregate of 23,234,596 shares of our common stock, $0.01 par value per share (“Common Stock”), were outstanding and entitled to vote. Shareholders are entitled to one vote per share.

The presence at the meeting, by participating in the virtual meeting or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Whether or not a quorum is present, either the chairman of the Annual Meeting or the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time and place and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person or represented by proxy and vote at such adjourned or recessed meeting are announced or displayed at the meeting before an adjournment is taken in accordance with our bylaws.

A plurality of the votes cast is required for the election of directors; a majority of the shares present in person or represented by proxy at the Annual Meeting is required for the other matters.

If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of matters to be voted on at the Annual Meeting.

If you are a street name holder, the broker may vote your shares in its discretion on “routine” matters when it does not receive voting instructions from you. With respect to “nonroutine” matters, the broker is not permitted to vote your shares without timely received voting instructions. At the Annual Meeting, the only “routine” matter proposed to be presented is the ratification of the selection of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 2). Accordingly, the broker will be able to exercise discretionary authority on Proposal No. 2 if it does not receive voting instructions from you, and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine” matters. Such broker non-votes will not be considered votes present and entitled to vote on such proposals.

Abstentions will have the same effect as a vote “against” the proposals brought before the Annual Meeting other than the election of directors (Proposal 1). Broker non-votes will have no effect on the matters to be voted on at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND

THE ANNUAL MEETING

Q: WHY IS THIS YEAR’S ANNUAL MEETING BEING HELD AS A VIRTUAL-ONLY MEETING?

A: This year’s Annual Meeting is being held as a virtual-only meeting. Holding the Annual Meeting as a virtual-only meeting allows us to reach the broadest number of shareholders.

Q. HOW CAN I ATTEND THE ANNUAL MEETING VIRTUALLY?

A. In order to attend the Annual Meeting, you must register before 11:59 p.m. Eastern Time on June 9, 2025 at https://web.viewproxy.com/MedallionFinancial/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting the unique link provided to you following registration. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. Online check-in for pre-registered shareholders will begin promptly at 9:30 a.m. Eastern Time, and you should allow ample time for the online check-in procedures.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please email technical support at VirtualMeeting@viewproxy.com or call 866-612-8937.

Q: WHY AM I RECEIVING THESE MATERIALS?

A: Our Board of Directors is providing these proxy materials for you in connection with the Annual Meeting, which will take place virtually on June 12, 2025. As a shareholder, you are invited to attend the Annual Meeting virtually and are entitled to and requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2024 Annual Report, including our 2024 consolidated financial statements, is also enclosed.

Q: WHAT WILL BE VOTED ON AT THE MEETING?

A: There are four matters scheduled to be voted on at the Annual Meeting:

(i)
The election of three directors to serve until the 2028 Annual Meeting of Shareholders;
(ii)
The ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2025;
(iii)
The approval of a non-binding advisory resolution to approve the 2024 compensation of the Company’s named executive officers, as described in this proxy statement; and
(iv)
The approval of an amendment to our 2018 Equity Incentive Plan, to increase the number of shares of Common Stock authorized for issuance thereunder by 2,000,000 shares.

Q: WHAT IS OUR VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares:

(i)
FOR each of the Board of Directors’ nominees, Brent O. Hatch, Andrew M. Murstein and Allan Tanenbaum;
(ii)
FOR the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2025;
(iii)
FOR the approval of a non-binding advisory resolution to approve the 2024 compensation of the Company’s named executive officers, as described in this proxy statement; and
(iv)
FOR the approval of an amendment to our 2018 Equity Incentive Plan, to increase the number of shares of Common Stock authorized for issuance thereunder by 2,000,000 shares.

Q: WHAT SHARES CAN I VOTE?

A: All shares owned by you as of the close of business on April 14, 2025, the record date, may be voted by you. These shares include (1) shares held directly in your name as the shareholder of record, including shares purchased through our Dividend Reinvestment Plan, and (2) shares held for you as the beneficial owner through a stockbroker or bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

SHAREHOLDER OF RECORD

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote online at the meeting. We have enclosed a proxy for you to use.

BENEFICIAL OWNER

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

Q: HOW CAN I VOTE MY SHARES ONLINE AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted at the Annual Meeting. During the meeting, you may vote online by following the instructions therein. Have your proxy card in hand when you access the virtual polls web page.

Even if you currently plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name may be voted online by you only if you obtain a signed proxy, in PDF or image (GIF, JPG, or PNG) file format, from the record holder giving you the right to the shares and presenting it with your online ballot during the meeting.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING VIRTUALLY?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without virtually attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described in “HOW ARE VOTES COUNTED?” below.

For beneficial shareholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. Shareholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer.

Registered shareholders with shares registered directly in their names with our transfer agent, Equiniti Trust Company, LLC, will also be able to vote by telephone and Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Equiniti Trust Company, LLC, you may vote those shares by calling the telephone number specified on your proxy or accessing the Internet website address specified on your proxy instead of completing and signing the proxy itself. The giving of such a telephonic or Internet proxy will not affect your right to vote in person should you decide to attend the Annual Meeting virtually.

The accompanying proxy card provides instructions on how to vote via the Internet or by telephone.

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by delivery of a written revocation to Alliance Advisors, LLC, PO Box 2400, Pittsburgh, PA 15230-9762, or by submitting a subsequent proxy by using the Internet, by telephone or by mail with a later date or by attending the Annual Meeting virtually and voting online. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you vote online at the meeting. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote “FOR” any or all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. The election of our directors requires a plurality of the votes cast, so abstentions will not be permitted and broker non-votes will not be counted in determining which nominees received the largest number of votes cast.

This means the three nominees for election to the Board of Directors at the Annual Meeting who receive the largest number of properly cast “FOR” votes will be elected as directors.

The approval of all other proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions will count as a vote “against” with respect to the other three proposals. Broker non-votes will have no effect on the matters to be voted on at the Annual Meeting.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A: The quorum requirement for holding the meeting and transacting business is the presence by participating in the virtual Annual Meeting or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q: WILL MY SHARES BE VOTED IF I DO NOTHING?

A: If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of matters to be voted on at the Annual Meeting.

If you are a street name holder, the broker may vote your shares in its discretion on “routine” matters when it does not receive voting instructions from you. With respect to “nonroutine” matters, the broker is not permitted to vote your shares without timely received voting instructions. At the Annual Meeting, the only “routine” matter proposed to be presented is the ratification of the selection of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 2). Accordingly, the broker will be able to exercise discretionary authority on Proposal No. 2 if it does not receive voting instructions from you, and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine” matters. Such broker non-votes will not be considered votes present and entitled to vote on such proposals.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSALS?

A: Approval of the director nominees requires a plurality of the votes cast at the Annual Meeting, in person or by proxy. Approval of all other matters requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “Commission”), on or before June 18, 2025. The Form 8-K will be available on the “Investor Relations” section of our website at www.medallion.com and on the Commission’s website at www.sec.gov.

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our Common Stock outstanding as of the close of business on April 14, 2025, the record date, is entitled to vote on all items being voted upon at the Annual Meeting. On the record date, we had approximately 23,234,596 shares of Common Stock issued and outstanding.

Q: WHO WILL COUNT THE VOTES?

A: A representative of Alliance Advisors, LLC will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within us or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q: WHO IS SOLICITING PROXIES FOR THE MEETING? WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: We will pay the entire cost of the proxy preparation and solicitation in the enclosed form, including reimbursing brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. We have retained Alliance Advisors, LLC to act as a proxy solicitor for a fee of approximately $10,000, plus reimbursement of out-of-pocket expenses. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees as well as our proxy solicitor may solicit proxies in person, by telephone or by electronic communication. Our directors, officers and regular employees will not receive any additional compensation for such solicitation activities.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC
150 Clove Road, Suite 400

Little Falls, NJ 07424
(844) 202-5720
MFIN@AllianceAdvisors.com

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. Elections for Class II directors will be held at the Annual Meeting on June 12, 2025. Class III directors were last elected at the annual meeting of shareholders held on June 22, 2023 and will stand for election in 2026. Class I directors were last elected at the annual meeting of shareholders held on June 11, 2024 and will stand for election in 2027.

The Board of Directors has nominated Brent O. Hatch, Andrew M. Murstein and Allan Tanenbaum for election as Class II directors for a three-year term until the annual meeting of shareholders in 2028. Messrs. Hatch, Murstein and Tanenbaum each presently serves as a director and has consented to being named in this proxy statement and to serve if elected. The persons named in the enclosed proxy card, Alvin Murstein and Marisa T. Silverman, will vote to elect Messrs. Hatch, Murstein and Tanenbaum as our directors unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy card to that effect. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that any of the nominees will be unavailable.

On December 30, 2024, the Company received a notice from BIMIZCI Fund LLC (“BIMIZCI”) stating its intent to nominate three directors for election to the Board of Directors at the Annual Meeting (the “Notice”). On April 29, 2025, BIMIZCI notified the Company of the withdrawal of its Notice. As a result, the individuals named in BIMIZCI’s Notice will not be nominated or presented for a vote at the Annual Meeting, and they are not included on the Company’s proxy card.

Approval of the nominees requires a plurality of the votes cast at the Annual Meeting, in person or by proxy.

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL

THE 2028 ANNUAL MEETING OF SHAREHOLDERS

Name	Age	Position	Director Since
Brent O. Hatch	66	Director	2022
Andrew M. Murstein	60	Director	1997
Allan Tanenbaum	78	Director	2017

Independent Directors

Brent O. Hatch has served as our director, including as our Lead Independent Director, since May 2022. Mr. Hatch also currently serves as a member of the Board of Directors and the Audit Committee of our subsidiary Medallion Bank and has served in such roles since 2003. Mr. Hatch is the founder of the law firm of Hatch Law Group, PC where he litigates complex commercial matters and advises corporations on significant transactions. Mr. Hatch brings extensive legal experience, having founded a law firm in Utah and having previously served in the White House as Associate Counsel to President George H.W. Bush, Deputy Assistant Attorney General at the U.S. Department of Justice and General Counsel at the National Endowment for the Humanities. Mr. Hatch clerked for the Honorable Robert H. Bork of the U.S. Court of Appeals for the District of Columbia Circuit. He is also a Director and Treasurer of the Federalist Society. Mr. Hatch holds a bachelor’s degree from Brigham Young University and a J.D. from Columbia Law School. Mr. Hatch’s legal background and other commercial experience provide our Board of Directors with valuable legal experience, including regarding regulatory and transaction matters, and further provides financial expertise.

Allan J. Tanenbaum has served as our director since October 2017. Mr. Tanenbaum has been Of Counsel to Taylor English, an Atlanta-based law firm, since September 2014 and General Counsel and Managing Director of Equicorp Partners, LLC, an Atlanta-based private investment and advisory firm, since January 2006. From February 2001 to December 31, 2005, Mr. Tanenbaum served as Senior Vice President, General Counsel and Corporate Secretary for AFC Enterprises, Inc., a franchisor and operator of quick-service restaurants. From June 1996 to February 2001, Mr. Tanenbaum was a shareholder in Cohen Pollock Merlin Axelrod & Tanenbaum, P.C., an Atlanta, Georgia law firm, where he represented corporate clients in connection with mergers and acquisitions and other commercial transactions. He currently serves as a director of Designer Brands Inc. and Newman's Own, Inc. Mr. Tanenbaum holds a bachelor’s degree from the Wharton School of Finance & Commerce at the University of Pennsylvania and a J.D. from the University of Virginia School of Law. Mr. Tanenbaum’s legal background and services as general counsel of a public company provide our Board of Directors with valuable board governance experience.

Non-Independent Director

Andrew M. Murstein has served as our President since our inception in 1995. Mr. Murstein has served as our director since October 1997. He also currently serves and has previously served as an officer and director of some of our wholly owned subsidiaries.

Mr. Murstein previously served as the Vice Chairman and Secretary of Sports Properties Acquisition Corp. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Mr. Murstein currently serves on the board of the public benefit corporation Javits Center in New York City. Andrew Murstein is the son of our Chairman and Chief Executive Officer, Alvin Murstein, and the son-in law of David Rudnick, one of our directors. Mr. Murstein brings to our Board of Directors over 30 years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions. He has deep knowledge of our Company and its business, having served as our President since our inception in 1995 and on our Board of Directors since 1997.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” MESSRS. HATCH, MURSTEIN AND TANENBAUM AS OUR DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Effective June 3, 2024, the Company engaged Plante & Moran, PLLC (“Plante Moran”), as its independent registered public accounting firm for the fiscal year ending December 31, 2024. The engagement of Plante Moran as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee.

During the two most recent fiscal years and in the subsequent interim period through June 3, 2024, the date of the engagement of Plante Moran, neither the Company nor any person on its behalf has consulted with Plante Moran regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor was oral advice provided that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

We are asking the shareholders to ratify the Audit Committee’s appointment of Plante Moran, as our independent registered public accounting firm for the fiscal year ending December 31, 2025. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our shareholders’ best interests.

Representatives of Plante Moran are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.

As previously disclosed, Mazars USA LLP (“Mazars”) was our independent registered public accounting firm for the fiscal year ending December 31, 2023. Mazars had audited our consolidated financial statements annually since our 2005 fiscal year. On April 4, 2024, the Company was notified by Mazars of its decision to resign as the Company’s independent registered public accounting firm effective with the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and no later than May 31, 2024. Mazars’ reports on the Company’s consolidated financial statements as of December 31, 2023 and December 31, 2022 and for each of the years in the three-year period ended December 31, 2023 and the effectiveness of internal control over financial reporting as of December 31, 2023 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim periods through the date of the termination of Mazars’ engagement, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Mazars on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Mazars, would have caused it to make reference thereto in its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Plante Moran for professional services rendered for the fiscal year ended December 31, 2024 and by Mazars for (i) the reissuance of their December 31, 2023 consent and report for inclusion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and (ii) professional services rendered for the fiscal year 2023:

Fee Category	Fiscal 2024 Fees	Fiscal 2023 Fees
Audit Fees
Plante Moran	$855,600	$—
Mazars	124,306	1,244,239
Audit-Related Fees	—	—
Tax Fees
Plante Moran	192,100	—
Mazars	39,520	204,360
All Other Fees	—	—
Total Fees	$1,211,526	$1,448,599

Audit Fees. Consists of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and of our internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports. Also consists of fees billed for services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. There were no fees billed to us by Plante Moran or Mazars for the fiscal years ended December 31, 2024 and 2023 for assurance and related services reasonably related to the performance of the audit or review of our consolidated financial statements.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance, assistance with tax reporting requirements and audit compliance, value-added tax compliance, mergers and acquisitions tax compliance, and tax advice on federal and state tax matters.

All Other Fees. There were no fees billed to us by Plante Moran or Mazars for the fiscal years ended December 31, 2024 and 2023 for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has granted the Chair of the Audit Committee, Robert M. Meyer, the authority to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm so long as such approval is ratified by the Audit Committee in a timely manner. All fees for services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, nor shall such information be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference in such filing.

Audit committees play a critical role in the financial reporting system by overseeing and monitoring management’s and the independent auditors’ participation in the financial reporting process. As such, we are providing this fiscal report to shareholders to help inform them of this process and the activities of the Audit Committee of Medallion Financial Corp., or the Company, in the past year. The Audit Committee of the Board of Directors is composed of four independent directors selected by the Board of Directors who meet the experience and independence requirements of NASDAQ and the Securities and Exchange Commission (Commission). In addition, the Board of Directors has determined that Robert M. Meyer, John Everets, Cynthia A. Hallenbeck and Brent O. Hatch are each an “audit committee financial expert” as defined by both NASDAQ listing standards and Commission guidelines.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent accountants, Plante & Moran, PLLC, were responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission.

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Commission.

5. The Audit Committee has considered whether the provision of non-audit related services by the independent accountants is compatible with maintaining the accountants’ independence.

The undersigned members of the Audit Committee have submitted this report to the Board of Directors.

Robert M. Meyer, Chair

John Everets, Director

Cynthia A. Hallenbeck, Director

Brent O. Hatch, Director

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required pursuant to Section 14A of the Exchange Act, we are asking our shareholders to cast a non-binding advisory vote on the 2024 compensation of our named executive officers, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement. This vote gives shareholders the opportunity to convey their views regarding our overall executive compensation programs and policies more broadly. We believe that our compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our shareholders. The principles of our executive compensation program are intended to encourage good governance, protect and promote shareholder interests and further align the interests of our executives with those of the Company, as discussed further in the Compensation Discussion and Analysis on page 28.

We also believe that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program and policies through the following resolution:

“RESOLVED, that the 2024 compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. We currently hold our “say-on-pay” vote every year. Shareholders will have an opportunity to cast an advisory vote on the frequency of “say-on-pay” votes at this meeting. The next advisory vote on the frequency of the “say-on-pay” vote will occur in 2030.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN

On April 25, 2025, the Board of Directors, upon the recommendation of the Compensation Committee (the “Compensation Committee”), unanimously approved Amendment No. 3 to the 2018 Equity Incentive Plan (the “Plan Amendment”), subject to shareholder approval, to increase the number of shares of Common Stock authorized for issuance under the 2018 Equity Incentive Plan (as amended, the “Plan”) by 2,000,000 shares, from 5,710,968 to 7,710,968 (subject to adjustment for stock splits, stock dividends and similar events). Based on the number of shares remaining available for issuance on April 14, 2025, there will be 2,399,439 of shares of Common Stock available for issuance following the Plan Amendment.

The full text of the proposed Plan Amendment is set out in Annex A to this proxy statement.

Reasons for the Plan Amendment

The purpose of the Plan Amendment is to ensure an adequate reserve of shares available for issuance under the Plan in order to enable the Company to continue to attract, retain, motivate and reward certain employees, officers, directors, and consultants whose services are considered valuable, and to promote the creation of long-term value for shareholders of the Company by closely aligning the interests of such key personnel with those of such shareholders. The Board of Directors believes that the number of shares of Common Stock subject to the Plan remaining available is insufficient to achieve the purpose of the Plan and, therefore, believes that the proposed Plan Amendment is necessary to increase the number of shares of Common Stock available under the Plan.

Factors Considered by the Board in Approving the Plan Amendment

In setting the proposed number of shares reserved and issuable under the Plan, the Compensation Committee and the Board considered a number of factors, which included the following:

• The Company’s three-year average burn rate. Our three-year average burn rate was 3.04% for fiscal year 2022 through fiscal year 2024 and our one-year burn rate for fiscal year 2024 was 2.91%. We define burn rate as the total number of full-value shares (i.e., restricted stock awards, restricted stock units inclusive of dividend equivalents and performance stock units assuming performance at the target performance level) and the total number of stock options granted to participants over one fiscal year expressed as a percent of the basic weighted average common shares outstanding. We calculate our average burn rate over a three-year fiscal period to determine our three-year average burn rate. We believe our historical burn rates are reasonable for a company of our size in our industry.

• Duration that shares available for issuance under the Plan are expected to last. Based on the requested number of additional shares to be reserved under the Plan and shares currently remaining available for future grant under the Plan and on our three-year average burn rate, we expect that the share reserve will cover awards for approximately three years. We believe the expected life of the share reserve is reasonable and will ensure sufficient funding for equity awards for a significant number of years.

• Expected potential dilution. The potential dilution under our prior plans (including the Plan prior to the Plan Amendment) was 11.17%. The Plan Amendment will increase potential dilution by 7.03 percentage points. Therefore, as of the record date, the total potential dilution with the shares requested for the Plan would approximate 18.20% in total. We define potential dilution as the sum of the total number of (i) outstanding full value share grants, (i.e., awards other than stock options and stock appreciation rights (“SARs”)), (ii) outstanding stock options and (iii) shares of common stock available for future grants under the Plan, expressed as a percentage of the fully diluted common shares outstanding. We believe that the expected potential dilution resulting from the Plan is reasonable for a Company of our size in our industry.

• Other considerations. In approving the Plan Amendment and the number of additional shares reserved for issuance thereunder, the Compensation Committee and Board of Directors also considered our long-term incentive pay strategy of emphasizing equity grants to executives and directors to align their interests to those of our shareholders, our director compensation and also reviewed an analysis of equity grant practices for our industry peer group provided by our independent compensation consultant.

Information on Equity Compensation Plans as of March 31, 2025

The information included in this Proxy Statement and our 2024 Annual Report is updated by the following information regarding all existing equity compensation plans as of March 31, 2025:

Total number of stock options outstanding (1)	889,928
Weighted-average exercise price of stock options outstanding	$6.51
Weighted-average remaining duration of stock options outstanding	4.85 years
Total number of full value awards outstanding (includes restricted stock, restricted stock units ("RSUs") inclusive of dividend equivalents and performance stock units ("PSUs")) (2)	1,890,502
Shares available for grant under the plan (3)	399,439
Total shares of Common Stock outstanding as of the record date	23,234,596

(1) No stock appreciation rights were outstanding as of March 31, 2025.

(2) The number of shares of outstanding PSUs assumes performance at the target performance level.

(3) The number of shares remaining available for future grant under the Plan reflects PSUs at maximum payout.

Effects of the Plan Amendment

As a result of the Plan Amendment, there will be an increase in the total number of shares of Common Stock reserved for issuance under the Plan. This will provide us with the ability to grant more awards than are currently available under the Plan to eligible recipients including employees, directors, consultants and advisors.

Key Plan Features

We are committed to sound corporate governance and to incorporating best practices in our equity compensation programs. Some key features of the Plan reflecting these principles are summarized below:

• Available shares. The Plan (subject to the approval of the Plan Amendment) authorizes an aggregate of an additional 2,000,000 shares for grant, subject to anti-dilution adjustments upon the occurrence of significant corporate events.

• No repricing or cash buyouts of stock options or SARs. The Plan does not permit the repricing or cash buyouts of stock options or SARs without shareholder approval.

• No discounted options or SARs. No awards of stock options or SARs will be granted under the Plan with an exercise price of less than fair market value of our Common Stock on the date of grant.

• No “evergreen” provision. The Plan does not include an “evergreen” feature, which would allow the number of shares available for issuance under the Plan to be automatically replenished.

• Dividends/dividend equivalents subject to vesting. Dividends and dividend equivalents payable with respect to Plan awards will be subject to the same vesting terms as the related award.

• Awards subject to clawback policy. Awards under the Plan are expressly subject to our clawback policy.

Summary of the 2018 Equity Incentive Plan, as amended by the Plan Amendment

The following is a summary of certain material features of the Plan. The following summary of the Plan does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the complete text of the Plan (which can be found on Annex A to the Company’s proxy statement filed with the Commission on April 30, 2018), as amended by Amendment to the Plan (which can be found on Annex A to the Company’s proxy statement filed with the Commission on April 28, 2020) and by Amendment No. 2 to the Plan (which can be found on Annex A to the Company’s proxy statement filed with the Commission on May 2, 2022).

Purpose. The purpose of the Plan is to give us the ability to attract, retain, motivate and reward certain officers, employees, directors and consultants and to provide a means whereby officers, employees, directors and/or consultants can acquire and maintain ownership of our Common Stock or be paid incentive compensation measured by reference to the value of our Common Stock, thereby strengthening their commitment to our welfare and that of our affiliates and promoting an identity of interest between our shareholders and these persons and encouraging such eligible persons to expend maximum effort in the creation of shareholder value.

Plan Administration. The Plan is administered by the Compensation Committee. The Compensation Committee has the authority, among other things, to select participants, grant awards, determine types of awards and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the plan and makes all decisions and determinations as deemed necessary or advisable for the administration of the Plan. The Compensation Committee may delegate certain of its authority as it deems appropriate, pursuant to the terms of the Plan and to the extent permitted by applicable law, to our officers or employees, although any award granted to any person who is not our employee or who is subject to Section 16 of the Exchange Act must be expressly approved by the Compensation Committee. The Compensation Committee’s actions will be final, conclusive and binding.

Authorized Stock. Under the Plan, shareholders authorized awards of up to an aggregate of 5,710,968 shares of Common Stock. On April 25, 2025, the Board of Directors adopted, subject to shareholder approval, the Plan Amendment, and if the Plan Amendment is approved by our shareholders, an additional 2,000,000 shares will be added to this share pool. The number of shares of Common Stock reserved and available for issuance under the Plan is subject to adjustment, as described below. Common Stock issued under the Plan may consist of authorized but unissued stock or previously issued Common Stock. Common Stock underlying awards that are settled in cash, expire or are canceled, forfeited, or otherwise terminated without delivery to a participant will again be available for issuance under the Plan. However, Common Stock not issued or delivered as a result of the net settlement of an outstanding award, Common Stock used to pay the exercise price or satisfy withholding taxes related to an outstanding award or Common Stock repurchased on the open market with the proceeds of the option exercise price will not be again available for issuance or delivery under the Plan.

Types of Awards. The types of awards that may be available under the Plan are described below. All of the awards described below will be subject to the terms and conditions determined by the Compensation Committee in its sole discretion, subject to certain limitations provided in the Plan. Each award granted under the Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions.

Non-qualified Stock Options. A non-qualified stock option is an option that is not an incentive stock option, as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of shares of our Common Stock during a specified term in the future, or upon the achievement of performance or other conditions, at an exercise price set by the Compensation Committee on the grant date. The term of a non-qualified stock option will be set by the Compensation Committee but may not exceed ten years from the grant date. The exercise price may be paid using any of the following payment methods: (i) immediately available funds in U.S. dollars or by certified or bank cashier’s check, (ii) by delivery of Common Stock having a value equal to the exercise price, (iii) a broker assisted cashless exercise, or (iv) by any other means approved by the Compensation Committee. The Plan provides that participants terminated for “cause” (as such term is defined in the Plan) will forfeit all of their non-qualified stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested non-qualified stock options, retain their vested non-qualified stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested non-qualified stock options, unless such non-qualified stock option expires sooner. The Plan authorizes the Compensation Committee to provide for different treatment of non-qualified stock options upon termination than that described above, as determined in its discretion.

Incentive Stock Options. An incentive stock option is a stock option that meets the requirements of Section 422 of the Internal Revenue Code (the “Code”). Incentive stock options may be granted only to our employees or employees of certain of our subsidiaries and must have an exercise price of no less than 100% of the fair market value (or 110% with respect to a 10% shareholder) of a share of common stock on the grant date and a term of no more than ten years (or five years with respect to a 10% shareholder). The aggregate fair market value, determined at the time of grant, of our Common Stock subject to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. The Plan provides that participants terminated for “cause” will forfeit all of their incentive stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested incentive stock options, retain their vested incentive stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested incentive stock options, unless such incentive stock option expires sooner. The Plan authorizes the Compensation Committee to provide for different treatment of incentive stock options upon termination than that described above, as determined in its discretion.

Stock Appreciation Rights. A stock appreciation right entitles the participant to receive an amount equal to the difference between the fair market value of our Common Stock on the exercise date and the base price of the stock appreciation right that is set by the Compensation Committee on the grant date, multiplied by the number of shares of Common Stock subject to the stock appreciation right. The term of a stock appreciation right will be set by the Compensation Committee but may not exceed ten years from the grant date. Payment to a participant upon the exercise of a stock appreciation right may be either in cash, stock or property as specified in the award agreement or as determined by the Compensation Committee. The Plan provides that participants terminated for “cause” will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights, unless such appreciation right expires sooner. The Plan authorizes the Compensation Committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion.

Restricted Stock. A restricted stock award is an award of restricted shares of Common Stock that does not vest until a specified period of time has elapsed, and/or upon the achievement of performance or other conditions determined by the Compensation

Committee, and which will be forfeited if the conditions to vesting are not met. During the period that any restrictions apply, transfer of the restricted Common Stock is generally prohibited. Unless otherwise specified in their award agreement, participants generally have all of the rights of a shareholder as to the restricted Common Stock, including the right to vote such Common Stock, provided, that any cash or stock dividends with respect to the restricted Common Stock will be withheld by us and will be subject to forfeiture to the same degree as the restricted Common Stock to which such dividends relate. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, we will repurchase all of such participant’s unvested restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested restricted stock will be forfeited by the participant to us for no consideration.

Restricted Stock Units. A restricted stock unit is an unfunded and unsecured obligation to issue Common Stock (or an equivalent cash amount) to the participant in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will vest and be settled at such times in cash, Common Stock, or other specified property, as determined by the Compensation Committee. Participants have no rights of a shareholder as to the restricted stock units, including no voting rights or rights to dividends, until the underlying Common Stock is issued. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, each of the participant’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any stock remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.

Performance Awards. Performance awards (which may be classified as performance stock, performance units or cash awards) represent the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Compensation Committee is responsible for setting the applicable performance goals. Performance awards which have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, Common Stock or other awards under the Plan (or some combination thereof). The Plan provides that unless otherwise specifically determined by the Compensation Committee, a participant will only be eligible to earn a performance award while the participant is employed or rendering services, and that vesting of performance awards will be suspended during the period of any approved leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to employment. Except as otherwise provided by the Compensation Committee, if a participant is terminated for any reason, the participant will forfeit all performance awards held by such participant.

Other Stock-Based Compensation. Under the Plan, the Compensation Committee may grant other types of equity-based awards subject to such terms and conditions that the Compensation Committee may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the stock underlying the award.

Adjustments. The aggregate number of shares of Common Stock reserved and available for issuance under the Plan, the individual limitations, the number of shares of Common Stock covered by each outstanding award, and the price per share of Common Stock underlying each outstanding award will be equitably and proportionally adjusted or substituted, as determined by the Compensation Committee in its sole discretion, as to the number, price or kind of stock or other consideration subject to such awards in connection with stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in our capitalization affecting our Common Stock or our capital structure which occurs after the date of grant of any award, in connection with any extraordinary dividend declared and paid in respect of stock or in the event of any change in applicable law or circumstances that results in or could result in, as determined by the Compensation Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the Plan.

Corporate Events. In the event of a merger, amalgamation, or consolidation involving us in which we are not the surviving corporation or in which we are the surviving corporation but the holders of our Common Stock receive securities of another corporation or other property or cash, a “change in control” (as defined in the Plan), or a reorganization, dissolution, or liquidation of us, the Compensation Committee may, in its discretion, provide for the assumption or substitution of outstanding awards, accelerate the vesting of outstanding awards, cash-out outstanding awards or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced. With respect to any award that is assumed or substituted in connection with a “change in control,” except as provided in any agreement between the participant and Company, the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the “change in control” for any participant unless the participant’s employment is involuntarily terminated as a result of the “change in control” during the two-year period commencing on the “change in control.”

Transferability. Awards under the Plan may not be sold, transferred, pledged, or assigned other than by will or by the applicable laws of descent and distribution, unless (for awards other than incentive stock options) otherwise provided in an award agreement or determined by the Compensation Committee.

Amendment. The Board of Directors or the Compensation Committee may amend the Plan or outstanding awards at any time. Our shareholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which our Common Stock is traded. No amendment to the Plan or outstanding awards which materially impairs the right of a participant is permitted unless the participant consents in writing.

Termination. The Plan will terminate on the day before the tenth anniversary of the date our shareholders approve the Plan. In addition, our Board of Directors or the Compensation Committee may suspend or terminate the Plan at any time. Following any such suspension or termination, the Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

Clawback; Sub-Plans. All awards under the Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, or as may be adopted by the Board of Directors (or any committee or subcommittee thereof) and, in each case, as may be amended from time to time. In addition, the Compensation Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the U.S., and may modify the terms of any awards granted to such participants in a manner deemed by the Compensation Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.

No Repricing of Awards. No awards under the Plan may be repriced without shareholder approval. For purposes of the Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits), (ii) any other action that is treated as a repricing under generally accepted accounting principles, and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

Certain U.S. Federal Income Tax Consequences

The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the Plan. The Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise price paid or base price of the shares and the fair market value of the shares on the date of exercise (or, in the case of a cash-settled stock appreciation right, the cash received), and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.

If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

Other Stock-Based Awards. The tax effects related to other stock-based awards under the Plan are dependent upon the structure of the particular award.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal (including, except as described below, Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements. If such participant’s year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($176,100 in 2025), such participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by the participant, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.

Section 409A. Certain awards under the Plan may be subject to Section 409A of the Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A of the Code). If an award under the Plan that is subject to Section 409A of the Code is not administered in compliance with Section 409A of the Code, then all compensation under the Plan that is considered “nonqualified deferred compensation” (and awards under any other Company plan that are required pursuant to Section 409A of the Code to be aggregated with the award under the Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisors to ascertain the appropriate tax treatment for any particular award.

Plan Benefits

With respect to the increased number of shares reserved for issuance under the Plan pursuant to the Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Plan because the grant of awards and the terms of such awards are at the discretion of the Compensation Committee (or, in the case of award to non-employee directors, the Board of Directors). Accordingly, except to the extent set out in the table below, it is generally not possible to determine the exact types and amounts of any future awards that will be received by eligible participants under the Plan. Since 2019, our non-employee directors have received annual equity grants under the Plan in accordance with our director compensation program. The table below sets forth the aggregate amount of annual equity-based awards in restricted stock units that all non-employee directors as a group are expected to receive in the fiscal year ending December 31, 2025 pursuant to our director compensation program as currently in effect, subject to shareholder approval of the Plan Amendment and subject to the re-election of Messrs. Hatch and Tanenbaum.

Name and Position	Dollar Value ($)	Number of Units (#)(1)
All current non-employee directors who are not executive officers, as a group	690,000	N/A

(1) The number of the restricted stock units that will be awarded to non-employee directors and director nominees in 2025 cannot be determined at this time since the grant value will be converted to a number of restricted stock units using the closing price of our Common Stock on the grant date.

In accordance with the Commission’s rules, the following table sets forth information with respect to stock options and other awards issued under the Plan since its inception through March 31, 2025 to our named executive officers, all current executive officers as a group, all current non-employee directors as a group, and all employees, including all current officers who are not executive officers, as a group. As of March 31, 2025, the closing price of our Common Stock was $8.71 per share.

Name and Position	Number of Shares subject to Options (#)(1)(2)	Number of Shares subject to Stock Awards (#) (2)(3)
Alvin Murstein, Chairman and Chief Executive Officer	103,565	213,266
Andrew M. Murstein, President and Chief Operating Officer	348,749	1,115,398
Anthony N. Cutrone, Executive Vice President and Chief Financial Officer	-	258,812
Donald S. Poulton, Chief Executive Officer and President of Medallion Bank	95,033	320,581
D. Justin Haley, Executive Vice President and Chief Financial Officer of Medallion Bank	34,417	160,307
All current executive officers, as a group	636,372	2,130,686
All current directors who are not executive officers, as a group	38,666	319,919
All current directors of subsidiaries who are not executive officers, as a group	-	18,838
Each nominee for election as director(4)
Brent O. Hatch	-	14,311
Allan Tanenbaum	6,333	64,993
Each associate of any such directors, executive officers or nominees	-	-
Each other person who received or is to receive 5% or more of shares under the Plan	-	-
All employees, include all current officers who are not executive officers, as a group	214,890	337,897

(1) Each option was granted at an exercise price equal to the fair market value of our Common Stock on the grant date which was equal to the closing price of the Company’s Common Stock, as reported by NASDAQ, on the date of grant.

(2) The amounts in the table include stock options and stock awards that may have been exercised, cancelled or forfeited, as well as dividend equivalents.

(3) Includes restricted stock awards, restricted stock units, and PSUs at the maximum performance level, as well as dividend equivalents.

(4) Excludes Mr. Andrew Murstein who is disclosed as a named executive officer above. The amounts indicated for Messrs. Hatch and Tanenbaum are also included in the amounts indicated for all current directors who are not executive officers, as a group. In addition, as described above, subject to the re-election of Messrs. Hatch and Tanenbaum pursuant to Proposal No. 1 above, Messrs. Hatch and Tanenbaum are expected to receive an annual equity-based award in restricted stock units in the amount of $115,000 in the fiscal year ending December 31, 2025, pursuant to our director compensation program as currently in effect. The number of the restricted stock units that will be awarded to the director nominees cannot be determined at this time since the grant value will be converted to a number of restricted stock units using the closing price of our Common Stock on the grant date.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN.

CORPORATE GOVERNANCE

Organization of the Board of Directors

The Board of Directors (the “Board”) is responsible for our management and direction and for establishing broad corporate policies. As further described below, the Board of Directors held regularly scheduled meetings during the year ended December 31, 2024. The Board of Directors is comprised of eight total members, a majority of whom (five) are independent under NASDAQ listing standards. The Board of Directors held 11 formal meetings during the year ended December 31, 2024. Each director attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which they served. Our directors are encouraged to attend the annual meeting of shareholders. All eight of our directors attended last year’s annual meeting.

Board Leadership Structure

Alvin Murstein serves as both the Chief Executive Officer and Chairman of the Board of Directors. The Board of Directors believes that this leadership structure of Mr. Murstein’s service as both the Chief Executive Officer and Chairman of the Board of Directors is in the best interest of our company and our shareholders. Mr. Murstein possesses detailed and in-depth specialized knowledge of the commercial loan and taxicab medallion loan businesses, opportunities and challenges facing our company and is thus best positioned to develop strategies and agendas that ensure that the Board of Director’s time and attention are focused on the most critical matters. His combined role enables greater efficiency regarding management of the Company, provides for decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our shareholders, employees and customers.

The Board of Directors believes that our independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board of Director meetings, the independent directors hold regular executive sessions.

In 2022, the Board of Directors created the position of Lead Independent Director to, among other things, coordinate the activities of the independent directors and any other non-management directors. The Board believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure. Brent O. Hatch currently serves as our Lead Independent Director.

The Lead Independent Director’s duties and responsibilities include:

•
working together with the Chairman of the Board, setting the agenda for Board meetings and approving the form and type of materials provided in connection with such meetings, as well as reviewing and concurring in the agendas for each Board committee meeting;
•
approving the schedule for Board and committee meetings;
•
presiding over discussions of the Board when the topic presents a conflict (or potential conflict) for the Chairman of the Board;
•
calling and presiding at executive sessions of the independent directors of the Company;
•
in addition to the Chairman of the Board, calling meetings of the Board;
•
engaging with the independent directors and non- management directors at and between Board and Board committee meetings, including:
o
identifying matters for discussion, including at executive sessions of the independent directors, and
o
regarding the performance and functioning of the full Board, individual director performance and other matters as appropriate;
•
serving as a liaison to the Chairman of the Board, including by:
o
engaging with the Chairman between Board meetings,
o
facilitating communication between the independent directors and the Chairman, and
o
raising to the Chairman views, concerns and issues of the independent directors;
•
participating, with the Chair of the Nominating and Governance Committee of the Board and such Committee’s other members, in the oversight of the Board’s governance processes, including Board evaluations, succession planning and other governance-related matters;
•
participating, with the Chair of the Compensation Committee of the Board and such Committee’s other members, in the evaluation of the performance of the chief executive officer of the Company;
•
meeting with management and non-management employees of the Company, as appropriate; and

•
consulting and directly communicating with significant shareholders of the Company and other key constituents, as appropriate.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of our management team, the Board of Directors is responsible for the overall supervision of our risk management activities. The Board’s oversight of the material risks faced by our company occurs at both the full board level and at the committee level.

Management provides regular updates throughout the year to the respective committees regarding the management of the risks they oversee, and each of these committees report on risk to the full board at regular meetings of the Board. For example, the Audit Committee reviews the adequacy of management information systems, internal accounting and financial controls. The Compensation Committee advises management and the Board of Directors on broad compensation policies to incentivize performance results without increasing risk. The Nominating and Governance Committee establishes, oversees and reviews governance principles and processes. The Investment Oversight Committee reviews the Company’s managed loan portfolio and makes determinations and recommendations concerning such portfolio as necessary or appropriate. In addition to the reports from the committees, the Board receives presentations throughout the year from various department and business unit leaders that include discussion of significant risks as necessary. At each Board meeting, the Board addresses matters of particular importance or concern, including any significant areas of risk that require Board attention.

Our Board recognizes the importance of maintaining the trust and confidence of our customers, service providers and employees. The Audit Committee is responsible for overseeing the Company’s enterprise risk management program, including overseeing the adequacy of protection of the Company’s technology, including physical security, patent and trademark program, proprietary information, and information security. The Audit Committee receives quarterly reports from our Information Security Director and third parties on cybersecurity matters. In addition, the Audit Committee receives quarterly reports addressing cybersecurity as part of our enterprise risk management program and to the extent cybersecurity matters are addressed in regular business updates. These reports include, among other things, cybersecurity risks, status on how management is addressing and/or mitigating those risks, cybersecurity and data privacy incidents, if any, and the status of key information security initiatives. Our Audit Committee members also engage in ad hoc conversations with management on cybersecurity-related news and events, and discuss any updates, as needed, to our cybersecurity risk management and strategy programs.

Additionally, the Nominating and Governance Committee reviews the Company’s governance principles at least annually, monitors the Company’s governance process, and makes recommendations to the Board on governance related matters. The Board values diversity among all of our employees, and the Nominating and Governance Committee carefully considers diversity when considering director nominations, although it has not established a formal diversity policy. The Company’s subsidiary Medallion Bank has its own policies and procedures concerning governance, cybersecurity, and overall risk management, as well its own independent board of directors, which oversees these matters.

We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions, and approach emerging risks in a proactive manner for our company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through our fully independent board committees and otherwise, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.

Director Independence

As required under the NASDAQ listing standards, the Board of Directors annually determines each director’s independence. Under NASDAQ rules, independent directors must comprise a majority of a company’s board of directors. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a company’s audit, compensation, and nominating and governance committees be independent. Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable NASDAQ listing standards: John Everets, Cynthia A. Hallenbeck, Brent O. Hatch, Robert M. Meyer, and Allan J. Tanenbaum. In making this determination, the Board found that none of these directors or nominees for director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Committees

We have four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Investment Oversight Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found in the “Investor Relations – Corporate Governance” section of our website at www.medallion.com.

Audit Committee

The Audit Committee reviews the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee met eleven times during the year ended December 31, 2024 to review, among other things, (i) the effectiveness of the public accountants during the audit for the year ended December 31, 2024, (ii) the adequacy of the 2024 financial statement disclosures for the year ended December 31, 2024, (iii) our internal control policies and procedures, and (iv) the selection of our independent public accountants. The members of the Audit Committee are Mr. Everets, Ms. Hallenbeck, Mr. Hatch, and Mr. Meyer. Mr. Meyer is the Chair. Mr. Meyer, Mr. Everets, Ms. Hallenbeck and Mr. Hatch are audit committee financial experts. Each Audit Committee member meets the independence requirements of NASDAQ and the Commission.

Compensation Committee

The Compensation Committee evaluates and approves the compensation of our directors and executive officers (which is presented to the Board of Directors for ratification) including (i) all incentive compensation or equity-based incentive plans or arrangements established by us for officers and employees, including the grant of stock options and restricted stock to employees, (ii) adoption and amendment of all employee restricted stock, stock option and other employee benefit, plans and arrangements and (iii) the terms of any employment agreements and arrangements with, and any termination of, our officers. The Compensation Committee reviews management’s recommendations and advises management and the Board of Directors on broad compensation policies such as salary ranges, annual incentive bonuses, long-term incentive plans, including equity-based compensation programs, and other benefit and perquisite programs. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee.

The Compensation Committee has the resources and authority to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Compensation Committee has sole authority to select and retain a compensation consultant, to terminate any consultant retained by the Compensation Committee, and to approve the fees and other retention terms of any consultant. These consultants report directly to the Compensation Committee. The Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”), as its independent compensation consultant in 2024, and its services in 2024 did not give rise to any conflict of interest.

The Compensation Committee meets with the frequency necessary to perform its duties and responsibilities. The Compensation Committee usually makes many of its performance-based decisions at a meeting held in February of each fiscal year, including evaluating the performance of our named executive officers during the immediately preceding year, determining the amount of their annual cash bonuses for the preceding year and determining base salaries for the upcoming fiscal year. Grants of equity compensation are generally made in the first quarter of each year.

The members of the Compensation Committee are Mr. Everets, Mr. Meyer, and Mr. Tanenbaum. Mr. Tanenbaum is the Chair. Each member of the Compensation Committee is an “independent director,” as defined under the NASDAQ Marketplace Rules. Each member is also a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met four times during the year ended December 31, 2024 and made recommendations and certain decisions concerning executive and board compensation, including annual incentives, long-term/stock-based compensation and other executive employment matters. The Board of Directors approved all recommendations and ratified all decisions of the Compensation Committee during the year ended December 31, 2024. See “Compensation Discussion and Analysis.”

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends individuals to the Board of Directors for nomination as members of the Board of Directors and its committees. The Nominating and Governance Committee is also charged with overseeing the evaluation of the Board of Directors and reviewing our board governance principles and advising the Board of Directors on such board governance. The members of the Nominating and Governance Committee are Ms. Hallenbeck, Mr. Hatch, Mr. Meyer and Mr. Tanenbaum. Ms. Hallenbeck is the Chair. Each Nominating and Governance Committee member meets the independence requirements of NASDAQ and the Commission. The Nominating and Governance Committee met two times during the year ended December 31, 2024.

Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals: responsibility to shareholders, finance leadership, effective execution, high customer satisfaction and superior employee working environment. In nominating a candidate for election to the Board of Directors, the Nominating and Governance Committee may take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations comparable to us, the interplay of the candidate’s experience with the experiences of other board members, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees. While the Nominating and Governance Committee carefully considers diversity when considering directors, it has not established a formal policy regarding diversity. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers the above factors in the light of the specific needs of the Board of Directors at that time.

In recommending candidates for election to the Board of Directors, the Nominating and Governance Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Nominating and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluation of candidates generally involves a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Governance Committee would recommend the candidate for consideration by the full Board of Directors. The Nominating and Governance Committee may engage third-party consultants or search firms to assist in identifying and evaluating potential nominees. To recommend a prospective nominee for the Nominating and Governance Committee’s consideration, submit the candidate’s name and qualifications to our Secretary in writing to the following address: Medallion Financial Corp., Attn: Secretary, 437 Madison Avenue, 38th Floor, New York, New York 10022, with a copy to Medallion Financial Corp., Attn: General Counsel at the same address. When submitting candidates for nomination to be elected at the annual meeting of shareholders, shareholders must also follow the notice procedures and other requirements and provide the information required by our bylaws.

In particular, for the Nominating and Governance Committee to consider a candidate or candidates recommended by a shareholder for nomination at the 2026 Annual Meeting of Shareholders, written notice of such shareholder’s intent to make such nomination or nominations must be given, either by personal delivery or by United States mail, postage prepaid, to our Secretary not later than 120 days (but not earlier than 150 days) in advance of the date of our notice of annual meeting released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the date of the previous year’s annual meeting, then the shareholder’s notice must be delivered to and received at our principal executive offices not earlier than the 120th day prior to the date of such annual meeting and not later than the later of (i) the 90th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the information specified in our bylaws, including the following:

•
the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;
•
a representation that the shareholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting the person or persons specified above;
•
a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;
•
such other information regarding each nominee proposed by such shareholders as would be required to be included in our proxy statement filed pursuant to the proxy rules of the Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors
•
the consent of each nominee to serve as our director if so elected; and
•
the other detailed information required by our bylaws.

Investment Oversight Committee

The Investment Oversight Committee meets on an ad hoc basis to (i) review information about our non-core managed loan portfolio, including, but not limited to, loan delinquencies; (ii) make such determinations or recommendations with respect to our non-core managed loan portfolio as well as our role as a servicing agent as it may deem necessary or appropriate; (iii) consider such other matters related to our non-core managed loan portfolio as it deems necessary or appropriate; (iv) approve all taxi medallion loan modifications, subject to guidelines that may be established from time to time by the Investment Oversight Committee and any other required approvals; (v) provide oversight of our strategic efforts, including, but not limited to, the continued review of our assets and potential transactions to enhance stockholder value, in each case subject to the Board of Director’s ultimate oversight of such efforts and approval of any related transaction; and (vi) conduct such other related matters as may be directed by the Board of Directors including reviewing information with respect to our investments other than our core operating business. The members of the Investment Oversight Committee are Mr. Alvin Murstein, Mr. Andrew M. Murstein, Mr. Everets, Ms. Hallenbeck, Mr. Hatch, Mr. Rudnick and

Mr. Tanenbaum. Mr. Rudnick is the Chair. The Investment Oversight Committee met four times during the year ended December 31, 2024.

Code of Ethics

We have adopted a code of ethics policy for our directors, officers and employees. These persons must act ethically at all times and in accordance with the guidelines comprising our Code of Ethical Conduct and Insider Trading Policy to establish standards and procedures for the prevention and detection of activities which signal a conflict of interest or an abuse of fiduciary duty. To further promote ethical and responsible decision-making, the Board of Directors also adopted a Code of Ethical Conduct for Senior Financial Officers. Our Code of Ethical Conduct and Insider Trading Policy and Code of Ethical Conduct for Senior Financial Officers can be found in the “Investor Relations – Corporate Governance” section of our website at www.medallion.com. If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The Board of Directors expects our directors, as well as our officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising our Code of Ethics, which include, among other things, rules prohibiting loans or other extensions of credit, securities transactions during “blackout” periods, acceptance of gifts, and certain interested transactions.

In addition, the Board of Directors has established a policy for reporting employee concerns to the Audit Committee of the Board of Directors. Anyone with a concern about our accounting, internal accounting controls, or auditing matters may confidentially report such concern by telephone to a special dedicated toll-free phone number. This policy was previously announced to all of our employees and the telephone number is published in our common-area workplaces. All such communications are confidential and shall be promptly reviewed by the Audit Committee.

Insider Trading Policy

We also have an insider trading policy that governs the purchase, sale and other dispositions of our securities by its directors, officers, employees and the Company itself. We believe our Code of Ethical Conduct and Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of the Code of Ethical Conduct and Insider Trading Policy was filed with the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024 on March 13, 2025 and can also be found in the “Investor Relations - Corporate Governance” section of our website at www.medallion.com.

Shareholder Communications with the Board of Directors

Shareholders may communicate with our Board of Directors through our Secretary by writing to the following address: Board of Directors, c/o Secretary, Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022. Our Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, loan complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as loan-related inquiries, elsewhere within us for review and possible response.

OUR DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth the name, ages and titles of the persons who were our directors and executive officers as of April 14, 2025:

Name	Age	Position
Independent Directors
John Everets (1)	78	Director
Cynthia A. Hallenbeck (1)	68	Director
Brent O. Hatch (2)	66	Director
Robert M. Meyer (3)	79	Director
Allan J. Tanenbaum (2)	78	Director
Non-Independent Directors
Alvin Murstein (1) (4)	90	Chairman, Chief Executive Officer and Director
Andrew M. Murstein (2) (4)	60	President, Chief Operating Officer and Director
David L. Rudnick (3) (4)	84	Director
Executive Officers Who Are Not Directors
Anthony N. Cutrone	45	Executive Vice President and Chief Financial Officer
D. Justin Haley	51	Executive Vice President and Chief Financial Officer of Medallion Bank
Thomas J. Munson	42	Executive Vice President and Chief Credit Officer
Donald S. Poulton	71	Chief Executive Officer and President of Medallion Bank
Marisa T. Silverman	46	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary
(1)
Indicates a Class III director whose term expires at the 2026 Annual Meeting of Shareholders.
(2)
Indicates a Class II director standing for election at this Annual Meeting of Shareholders.
(3)
Indicates a Class I director whose term expires at the 2027 Annual Meeting of Shareholders.
(4)
Indicates a non-independent director as determined under applicable NASDAQ listing standards.

The address for each director is c/o Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022.

The address for the executive officers is our principal offices, located at 437 Madison Avenue, 38th Floor, New York, New York 10022.

Independent Directors Not Standing for Election

John Everets has served as our director since July 2017. Mr. Everets is currently a partner at Arcturus Capital in Boston, Massachusetts. Prior to joining Arcturus, he was lead investor, Chairman of the Board and Chief Executive Officer of the Bank of Maine from 2010 to 2015, where he led the recapitalization of the Bank, helped improve its financial position and eventually joined with Camden National Bank to form the largest bank in northern New England. Before leading the Bank of Maine, Mr. Everets was Chairman of Yorkshire Capital. Prior to that, he was Chairman and CEO of GE HPSC, Inc., from 1993 to 2006, where he grew the company from $100 million in assets to $1 billion before it was acquired by General Electric in 2004. Mr. Everets has served on the Board of Directors of Medallion Bank since September 2019. Mr. Everets previously served as a director of Financial Security Assurance, Advest Group Inc., and Martin Currie Business Trust. Mr. Everets also previously held several executive positions at Advest, Inc. and is a former Trustee of the Boston Athenaeum. Mr. Everets is currently a director of the Eastern Company, is on the Board of Directors of Newman’s Own Foundation where he chairs the Finance Committee, is a director of the Westminster Kennel Club and is a director of Pearl Diver Credit Company Inc. He brings extensive financial and leadership experience at both public and private companies to our Board of Directors.

Cynthia A. Hallenbeck has served as our director since June 2020. Ms. Hallenbeck currently serves on the Clinton Health Access Initiative board of directors’ audit committee and the boards of directors for both the Wellspring Foundation and the Diabetes Training Camp Foundation. Ms. Hallenbeck served on both the audit and compensation committees of the Walker & Dunlop, Inc. board of directors, having joined the board in December 2010 and serving as a director through 2019. During her tenure, she chaired the audit committee from the company’s initial public offering through 2015. Ms. Hallenbeck is the chief executive officer of Alercyn, Inc., a private consulting firm that she founded in 2010, where her most significant engagements were as the interim Chief Financial Officer of Habitat for Humanity Greater Boston, Inc. from April 2023 through the present, acting Chief Financial Officer of the Conservation Law Foundation from June 2018 through December 2019 and the Episcopal Diocese of Massachusetts from September 2020 through August 2022. Prior to this, Ms. Hallenbeck served as the interim Chief Financial Officer for Facing History and Ourselves from November 2017 until June 2018. Ms. Hallenbeck also served as the Chief Financial Officer of the Environmental Defense Fund, Inc. from 2014 to 2016. Throughout her career, Ms. Hallenbeck has served in varying leadership roles including serving as the Chief Financial Officer of Citigroup, Inc.’s corporate treasury department from 2002 to 2005 and held other significant positions including Chief Operating Officer of global legal support from 2007 to 2008. Prior to her service with Citigroup, Ms. Hallenbeck spent over 14 years at Merrill Lynch & Co., Inc. in a variety of finance, treasury and accounting roles including Treasurer of its global futures business and Chief Financial Officer of its securities financing group. Ms. Hallenbeck has an M.B.A. with distinction from the Harvard Business School and received her B.A. from Smith College. Ms. Hallenbeck brings over 30 years of substantial financial management experience.

Ms. Hallenbeck is an acknowledged veteran of both public and nonprofit executive management teams and a recognized financial expert on the audit committees of several organizations.

Robert M. Meyer has served as our director since July 2021. Mr. Meyer currently serves as a member of the Board of Directors and the Audit Committee of our subsidiary Medallion Bank and has served in such roles since 2016 and 2019 respectively. He served as Executive Vice President and Chief Commercial Lending Officer at Valley National Bancorp from 1997 until his retirement in 2016, and, following his retirement, Mr. Meyer provided consulting services to Valley National Bank until August 2018. During his 47-year career in banking, Mr. Meyer previously served as President and Chief Executive Officer of Midland Bancorp/Midland Bank and Trust Company from 1991 to 1997 and President and Chief Executive Officer of Broad Street National Bank and First Jersey National Bank/Central from 1985 to 1988. Mr. Meyer holds a bachelor’s degree and a master’s degree from Montclair State College and an M.B.A. from the University of Miami. Mr. Meyer brings extensive experience in the banking industry and in the lending business as well as over 25 years of experience managing public companies.

Non-Independent Directors Not Standing for Election

Alvin Murstein has served as Chairman of our Board of Directors since our founding in 1995 and has been our Chief Executive Officer since February 1996. Mr. Murstein has also been Chairman of the board of directors and Chief Executive Officer of Medallion Funding LLC, formerly known as Medallion Funding Corp., since its founding in 1979. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 60 years. Mr. Murstein served on the board of directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. He serves as a trustee of the not-for-profit Parker Jewish Institute for Health Care and Rehabilitation. Alvin Murstein is the father of Andrew M. Murstein. Mr. Murstein brings to our Board of Directors over 60 years of experience in the ownership, management, and financing of commercial businesses and taxicab medallions. He has deep knowledge of our Company and its business, having served as Chairman of our Board of Directors since our founding in 1995 and our Chief Executive Officer since 1996.

David L. Rudnick has served as our director since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc., a real estate and private equity investment and management firm. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick previously served as President of the Financial Stationers Association and a director of West Side Federal Savings & Loan Association, the nation’s largest savings and loan association at the time of his directorship, and is now part of Citibank, and Chelsea National Bank, which is now Modern Bank. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew M. Murstein’s father-in-law. Mr. Rudnick brings investment and executive management skills to our Board of Directors. He also has deep knowledge of our Company and its business, having served on our Board of Directors since 1996.

Executive Officers Who Are Not Directors

Anthony N. Cutrone has served as our Executive Vice President and Chief Financial Officer since January 2022. Prior to that he served as our Director of Finance of the Company since May 2021 and previously served as our Assistant Controller and the Manager of Accounting and Financial Reporting from October 2007 through September 2020. From October 2020 through May 2021, Mr. Cutrone served as a Corporate Controller of Triplepoint Capital, LLC. From March 2004 to October 2007, he served as a Manager at Charles A. Barragato & Co., LLP (BDO USA, LLP). Prior to that, he served as an Audit Senior of BDO Seidman, LLP from October 2001 to March 2004. Mr. Cutrone is a certified public accountant, and received a Bachelor of Business Administration in accounting from Hofstra University.

D. Justin Haley has served as the Executive Vice President and Chief Financial Officer of Medallion Bank since April 2021. Prior to that he served as Medallion Bank’s Chief Operating Officer from June 2015 through March 2021 and the Vice President and General Manager of Medallion Bank’s home improvement lending division, which he started for Medallion Bank. Before joining Medallion Bank in 2011, Mr. Haley was the President of First Mutual Sales Finance, a home improvement lending subsidiary of Washington Federal from February 2008 to October 2008 and was a Vice President of Sales Finance of First Mutual Bank from October 2005 through January 2008, when First Mutual Bank was acquired by Washington Federal. Mr. Haley has a bachelor’s degree in history and an M.B.A. from the University of Washington and is a graduate of the Pacific Coast Banking School. Mr. Haley serves on the Board of Directors for the Utah Association of Financial Services and the National Association of Industrial Bankers.

Thomas J. Munson has served as our Executive Vice President and Chief Credit Officer since April 2017. Mr. Munson joined us in October 2012 as Vice President of Medallion Financial Corp. and Senior Vice President of Medallion Funding LLC and had served as Senior Vice President of Medallion Financial Corp. from March 2015 to April 2017. Prior to joining Medallion, Mr. Munson was a Vice President of Valley National Bank (formerly State Bank of Long Island) in their Middle Market/Commercial Lending Group. Mr. Munson received a B.S. in finance with a minor in economics from The University of Scranton and an MBA from Long Island University.

Donald S. Poulton has served as the Chief Executive Officer and President of Medallion Bank since May 2015. Mr. Poulton joined us in August 2002 as the Chief Lending Officer of Medallion Bank. Prior to joining Medallion Bank, Mr. Poulton served as the Chief Lending Officer and Executive Vice President of American Investment Financial. Mr. Poulton has served on the board of the Utah Microenterprise Loan Fund since 2010. Mr. Poulton received a B.S. in finance from the University of Utah.

Marisa T. Silverman has served as our General Counsel and Chief Compliance Officer since March 2015, as our Secretary since August 2019, and as Executive Vice President since February 2023. Ms. Silverman joined us in November 2004 serving first as Legal Intern and as Assistant General Counsel beginning in September 2005. Ms. Silverman received a B.A. in political science from Bard College and a J.D. from St. John’s University School of Law.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program for the year ended December 31, 2024. Medallion Financial Corp. is a smaller reporting company and therefore not required to provide a CD&A. However, the Company has provided the information herein with a goal of transparency to investors.

Our compensation program is designed to attract, motivate, reward and retain the colleagues who lead our business. In particular, this CD&A explains how the Compensation Committee made 2024 compensation decisions for the following named executive officers (“NEOs”):

Name	Position
Alvin Murstein	Chairman, Chief Executive Officer and Director
Andrew M. Murstein	President, Chief Operating Officer and Director
Anthony N. Cutrone	Executive Vice President and Chief Financial Officer
Donald S. Poulton	Chief Executive Officer and President of Medallion Bank
D. Justin Haley	Executive Vice President and Chief Financial Officer of Medallion Bank

Our Business

The Company is a specialty finance company whose focus and growth have been our consumer finance and commercial lending businesses operated by Medallion Bank and Medallion Capital, Inc., respectively. Medallion Bank is a wholly-owned subsidiary that originates consumer loans for the purchase of recreational vehicles, boats and home improvements, and provides loan origination and other services to fintech partners. Medallion Capital, Inc. is a wholly-owned subsidiary that originates commercial loans through its mezzanine financing business.

The Company also conducts business through its various other subsidiaries, including Medallion Funding LLC, which historically was the Company’s primary taxi medallion lending company, and Freshstart Venture Capital Corp., which historically originated and serviced taxi medallion and commercial loans.

2024 – Continued Growth and Consistent Performance

The Company finished the 2024 year with record total interest income, net interest income, assets, strategic partnership loan volume, and total equity. For the full year, and the first time in the Company’s history, the Company originated over $1 billion of loans, more than half of which were high yielding recreation loans. Additionally, in 2024, the Company increased its quarterly dividend by 10% to $0.11 per share, and repurchased 570,404 shares of Common Stock at an average cost of $8.07 per share for a total of $4.6 million. Further, the Company, through its commercial lending subsidiary, exited a portfolio investment, which generated net gains of $3.8 million in the fourth quarter of 2024. The Company’s consistent reinvestment in its businesses has positioned the Company for long-term success.

Financial highlights of the Company for the fiscal year ended December 31, 2024 included:

•
Net income was $35.9 million, or $1.52 per share.
•
Net interest income grew 8% to $202.5 million from $188.1 million in the prior year.
•
Total loans, including loans held for sale, grew 12% to $2.5 billion, compared to $2.2 billion a year ago.
•
Total assets increased 11% to $2.9 billion at year-end.

Say on Pay Vote and Shareholder Engagement

As required by Section 14A of the Exchange Act, our shareholders voted on a non-binding advisory resolution regarding the compensation of the NEOs at the 2024 Annual Meeting of Shareholders. We, the Board of Directors and the Compensation Committee pay careful attention to communication received from shareholders regarding executive compensation, including the non-binding advisory vote.

The Company received shareholder support for our non-binding advisory resolution of 73.4% in 2024 at our 2024 Annual Meeting of Shareholders. We value shareholder feedback and encourage shareholders to provide feedback on our executive compensation practices. We maintain open lines of communication with our shareholders and are proactive with responding appropriately to all shareholder inquiries regarding various aspects of our business, including executive compensation. We have developed a Long-Term Incentive Program and an Annual Short Term Incentive Plan to better align our compensation practices with market, orient and drive behavior for our executives, enhance executive performance, and further align our programs with shareholders. As part of our response to shareholder feedback and go-forward compensation structure review, we continued to enhance our annual incentive plan, as well as implemented performance-based equity grants beginning in 2023.

Compensation Best Practices

The principles of our executive compensation programs are to encourage good governance, protect and promote the interests of our shareholders, align the interests of our executives with those of the Company, promote a culture of integrity and accountability, and enhance shareholder value. Below we summarize our compensation best practices:

•
Stock Ownership Guidelines – We require our executives, including our NEOs, and directors to own and hold shares in the Company. (See page 36 for a description of our policy.)
•
Compensation Recoupment Policy – We have adopted an amended and restated compensation recoupment policy that requires the Company to recoup erroneously paid incentive compensation in the event of a financial restatement. (See page 36 for a description of our policy.)
•
Independent Compensation Advisor – The Compensation Committee engaged Meridian as its independent compensation consultant.
•
Performance-Based Compensation – A significant portion of our executive compensation is paid based on performance through annual cash incentives and long-term equity-based compensation.
•
Short Term Incentive Plan – We grant a cash incentive rewarding annual corporate performance utilizing a scorecard approach with defined factors and goals that measure operational success. Such cash awards were earned based on the Compensation Committee’s assessment of various scorecard metrics.
•
Long-Term Incentive Program – We grant a 50-50 mix of time-based restricted stock and performance-based stock units to our NEOs in order to align the interests of our NEOs with those of our shareholders. The Compensation Committee determined the size of each executive’s time-based restricted stock grant and performance-based stock unit grant based on the target reflecting competitive market, experience, role, responsibilities, performance, and contribution.
•
Determination of Pay Levels – The Compensation Committee considers competitive market data derived from our peer group, as well as NEO position, experience, role and responsibilities and performance, among other factors the Compensation Committee deems appropriate when sizing each component of compensation to our NEOs.
•
Code of Ethical Conduct and Insider Trading Policy and Code of Ethical Conduct for Senior Financial Officers – We maintain policies, including a Code of Ethical Conduct and Insider Trading Policy and a Code of Ethical Conduct for Senior Financial Officers, which, among other guidelines, prohibit our directors, officers and employees, and the Company itself, from engaging in various transactions involving Company securities, including, but not limited to, short sales, investments in derivatives, hedging transactions, and margin purchases.
•
No Repricing of Stock Options without Shareholder Approval – We have never repriced stock options and cannot do so without shareholder approval.
•
No Payment of Dividends/Dividend Equivalents on Unvested Awards – We do not pay cash dividends, stock dividends or dividend equivalents on unvested equity awards. Cash dividends and stock dividends, if any, accrue with respect to shares of restricted stock and are withheld by the Company for the participant’s account until shares of restricted stock vest, and are subject to forfeiture to the same degree as the shares of restricted stock to which such dividends relate, unless the applicable Restricted Stock Agreement provides otherwise. Additionally, dividend equivalents on unvested performance stock units, if any, accrue with respect to performance stock units and are withheld by the Company for the participant’s account until performance stock units are earned, vested, and paid, and are subject to forfeiture to the same degree as the performance stock units to which such dividend equivalents relate.

EXECUTIVE COMPENSATION PROGRAM AND PAY DECISIONS

The primary objective of our compensation program is to establish compensation levels that enable us to attract, retain and reward named executive officers who contribute to our long-term success, to tie annual and long-term cash and equity incentives to the achievement of measurable corporate, business unit and individual performance objectives, and to align executives’ incentives with shareholder value creation.

Principal Elements of Pay

Our executive compensation program emphasizes performance-based (i.e., variable) pay that is essential to motivating and rewarding company, business unit and individual performance that supports our business strategy and drives shareholder value. Our policy is to provide total compensation packages that are competitive within our industry and designed to enable us to attract and retain highly qualified and industrious executives. The three primary components of our compensation program are base salary, annual cash incentives and long-term equity incentive awards. Each of these elements serves a specific purpose in our compensation strategy.

Element	Form	Purpose/Description
Base Salary	Cash	We pay a competitive base salary rate to attract and retain highly skilled executive talent.
Short-Term Incentive	Cash	We provide variable short-term cash incentives that are designed to motivate and reward attainment of specific goals relative to our annual business plans and objectives.
Long-Term Incentive	Equity (50-50 mix of restricted stock and performance stock units to named executive officers)

We provide long-term incentives in the form of restricted stock and performance stock units to named executive officers to align the interests of such executives with those of our shareholders and incentivize executives to enhance shareholder value.

In implementing our compensation policy, we seek to tie compensation to our financial performance and business objectives, reward high levels of individual performance and base a significant portion of total executive compensation on our annual and long-term performance.

BENCHMARKING AND PEER GROUP

The Compensation Committee periodically asks Meridian as its independent compensation consultant to benchmark our executive compensation program and pay levels against our compensation peer group. Due to our unique business model, there are a limited number of direct peers in related industries. We selected the peer companies with attributes similar to the Company, including (i) industry, (ii) business mix (i.e., consumer finance and specialty finance), (iii) size (assets) and (iv) business competitors. While peer group and compensation data are useful guides for comparative purposes, we do not target compensation to a particular benchmark level. We believe that a successful compensation program requires the Compensation Committee’s application of judgment sizing each NEO’s compensation package and subjective determinations of corporate and individual performance.

In December 2023, the Compensation Committee approved the following 15 company peer group selected, which served as a reference for the 2024 pay decisions:

Arrow Financial Corporation	Old Market Capital Corporation (2)
Consumer Portfolio Services, Inc.	Oportun Financial Corporation
CURO Group Holdings Corp. (1)	PRA Group Inc.
EZCORP, Inc.	Regional Management Corp.
FinWise Bancorp	The Bancorp, Inc.
LendingTree, Inc.	Willis Lease Finance Corporation
Metropolitan Bank Holding Corp.	World Acceptance Corporation
MoneyLion Inc.
(1)
This entity no longer exists as a standalone publicly traded company and therefore is not included going forward.
(2)
Previously named Nicholas Financial, Inc.

2024 Total Compensation Components and Pay Decisions

Base Salary

We provide our NEOs with base salary to compensate them for serving in their respective roles during the fiscal year. In the beginning of each year, the Compensation Committee determines each NEO’s base salary based on a number of factors, including competitive market data derived from our peer group and each NEO’s experience, position, duties and performance. The Compensation Committee may also review and adjust an NEO’s base salary due to promotion or other significant changes in responsibilities. While salaries are reviewed each year, they may not necessarily change if market and/or responsibilities have not changed.

None of our NEOs received increases in base salary in 2024. This decision was made by the Compensation Committee and ratified by the Board of Directors at their respective February 2024 meetings.

The table below illustrates the continuity in NEO base salary from 2023 to 2024.

Name and Principal Position	2023 Salary ($)	2024 Salary ($)	Increase (%)
Alvin Murstein Chairman, Chief Executive Officer, and Director	926,324	926,324	—%
Andrew M. Murstein President, Chief Operating Officer, and Director	1,084,164	1,084,164	—%
Anthony N. Cutrone Executive Vice President and Chief Financial Officer	393,750	393,750	—%
Donald S. Poulton Chief Executive Officer and President of Medallion Bank	472,500	472,500	—%
D. Justin Haley Executive Vice President and Chief Financial Officer of Medallion Bank	349,440	349,440	—%

Annual Short Term Incentive Plan

The Annual Short Term Incentive Plan (the “STI Plan”) is an annual cash incentive program that provides our NEOs the opportunity to receive an annual cash award based on the achievement of predetermined financial and operational goals. The STI Plan is designed to:

•
enable the Company and its subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees;
•
focus executives and key employees on performance metrics that align with the Company’s financial and strategic goals and objectives;
•
link short-term pay to the Company’s annual financial performance;
•
put a meaningful portion of compensation at risk based on the Company’s success; and
•
align executive performance with long-term interests of our shareholders.

In 2024, the Compensation Committee set each NEO’s STI Plan target incentive (expressed as a percentage of base salary) accounting for competitive market data derived from our peer group and the NEO’s position, experience, role and responsibilities and performance:

Named Executive Officer	Target Incentive (% of Base Salary)
Alvin Murstein	87%
Andrew M. Murstein	165%
Anthony N. Cutrone	125%
Donald S. Poulton	125%
D. Justin Haley	100%

Depending on achieved performance, each NEO may earn between 0% and 200% of their respective Target Incentive.

For 2024, the Compensation Committee approved 2024 STI Plan performance goals that fell into one of three general categories (corporate, strategic goals and segment results) to provide a comprehensive and balanced approach to assessing and rewarding our performance (with the applicable metrics and weights varying for each respective NEO as discussed more fully below). The Compensation Committee selected the following performance metrics, which measure operational success, correlate with shareholder value and drive desired behaviors of management:

•
Corporate
o
Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders)
o
Medallion Financial Corp. Diluted Earnings Per Share
o
Medallion Financial Corp. Return on Shareholders’ Equity
o
Medallion Financial Corp. Asset Growth

•
Strategic Goals
o
Medallion Portfolio Cash Received
o
Medallion Bank Segment Metrics – Medallion Bank Return on Assets
•
Segment Results
o
Medallion Bank Total Net Income
o
Medallion Bank Return on Assets

These performance goals, related payout opportunity, 2024 actual results and percentage of target earned are described in the below table:

			2024 Goals			2024 Performance
Category	Performance Measure	Applicable NEO	Threshold (50%)	Target (100%)	Stretch (200%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	All NEOs	$24.85	$35.50	$53.25	$35.88	102.1%
	Medallion Financial Corp. Diluted Earnings Per Share	CEO, President and CFO	$1.00	$1.43	$2.15	$1.52	112.5%
	Medallion Financial Corp. Return on Shareholders’ Equity	All NEOs	7.02%	10.03%	15.05%	10.12%	101.8%
	Medallion Financial Corp. Asset Growth	CEO, President and CFO	6.03%	7.14%	8.21%	10.85%	200.0%
Strategic Goals	Medallion Portfolio Cash Received (in millions)	CEO	$6.37	$9.10	$11.83	$12.06	200.0%
	Medallion Bank Segment Metrics – Medallion Bank Return on Assets	President	2.43%	3.04%	3.65%	2.52%	57.4%
Segment Results	Medallion Bank Total Net Income (in millions)	Medallion Bank’s CEO and CFO	$48.79	$69.70	$90.61	$60.58	78.2%
	Medallion Bank Return on Assets	Medallion Bank’s CEO and CFO	2.43%	3.04%	3.65%	2.52%	57.4%

The following tables present each NEO’s 2024 STI Plan scorecard metrics, weights, targets and results:

Alvin Murstein, Chairman and Chief Executive Officer:

			2024 Goals	2024 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	20%	$35.50	$35.88	102.1%
	Medallion Financial Corp. Diluted Earnings Per Share	20%	$1.43	$1.52	112.5%
	Medallion Financial Corp. Return on Shareholders’ Equity	20%	10.03%	10.12%	101.8%
	Medallion Financial Corp. Asset Growth	20%	7.14%	10.85%	200.0%
Strategic Goals	Medallion Portfolio Cash Received (in millions)	20%	$9.10	$12.06	200.0%
	Weighted % of Target Incentive Earned				143.28%

Andrew M. Murstein, President and Chief Operating Officer:

			2024 Goals	2024 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	20%	$35.50	$35.88	102.1%
	Medallion Financial Corp. Diluted Earnings Per Share	20%	$1.43	$1.52	112.5%
	Medallion Financial Corp. Return on Shareholders’ Equity	20%	10.03%	10.12%	101.8%
	Medallion Financial Corp. Asset Growth	20%	7.14%	10.85%	200.0%
Strategic Goals	Medallion Bank Segment Metrics – Medallion Bank Return on Assets	20%	3.04%	2.52%	57.4%
	Weighted % of Target Incentive Earned				114.76%

Anthony N. Cutrone, Executive Vice President and Chief Financial Officer:

			2024 Goals	2024 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	35%	$35.50	$35.88	102.1%
	Medallion Financial Corp. Diluted Earnings Per Share	25%	$1.43	$1.52	112.5%
	Medallion Financial Corp. Return on Shareholders’ Equity	20%	10.03%	10.12%	101.8%
	Medallion Financial Corp. Asset Growth	20%	7.14%	10.85%	200.0%
	Weighted % of Target Incentive Earned				124.23%

Donald S. Poulton, President and Chief Executive Officer of Medallion Bank:

			2024 Goals	2024 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	25%	$35.50	$35.88	102.1%
	Medallion Financial Corp. Return on Shareholders’ Equity	25%	10.03%	10.12%	101.8%
Segment Results	Medallion Bank Total Net Income (in millions)	25%	$69.70	$60.58	78.2%
	Medallion Bank Return on Assets	25%	3.04%	2.52%	57.4%
	Weighted % of Target Incentive Earned				84.87%

D. Justin Haley, Executive Vice President and Chief Financial Officer of Medallion Bank:

			2024 Goals	2024 Performance
Category	Performance Measure	Weight	Target (100%)	Result	% of Target Incentive Earned
Corporate	Medallion Financial Corp. Earnings (Net Income Attributable to Shareholders) (in millions)	25%	$35.50	$35.88	102.1%
	Medallion Financial Corp. Return on Shareholders’ Equity	25%	10.03%	10.12%	101.8%
Segment Results	Medallion Bank Total Net Income (in millions)	25%	$69.70	$60.58	78.2%
	Medallion Bank Return on Assets	25%	3.04%	2.52%	57.4%
	Weighted % of Target Incentive Earned				84.87%

As a result of its comprehensive assessment, the Compensation Committee approved the payouts set forth in the below table for each NEO.

Named Executive Officer	Target Incentive (% of Base Salary)	Scorecard Payout (% of Target)	Scorecard Payout ($)	Actual Payout ($)
Alvin Murstein	87%	143.28%	$1,154,735	$1,154,735
Andrew M. Murstein	165%	114.76%	$2,052,911	$2,052,911
Anthony N. Cutrone	125%	124.23%	$611,442	$611,442
Donald S. Poulton	125%	84.87%	$501,291	$501,291
D. Justin Haley	100%	84.87%	$296,586	$296,586

Long-Term Incentive Compensation

The Plan authorizes the Compensation Committee to grant equity-based awards to our NEOs, including stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards, and other awards. Generally, equity awards are subject to the satisfaction of specified vesting conditions (such as time-based vesting or performance-based vesting) before they are settled or paid (or exercised in the case of stock options and stock appreciation rights).

In 2024, the Compensation Committee set the target LTI value of each NEO’s equity grants, which is expressed as a percentage of base salary, accounting for competitive market data derived from our peer group and the NEO’s position, experience, role and responsibilities and performance. Each NEO’s target LTI value was allocated equally between time-based restricted stock awards and performance-based performance stock units.

Named Executive Officer	Target Incentive (% of Base Salary)	Number of 2024 Restricted Stock Awards	Target Number of 2024 Performance Stock Units
Alvin Murstein	87%	22,203	22,203
Andrew M. Murstein	165%	99,714	99,714
Anthony N. Cutrone	125%	27,435	27,435
Donald S. Poulton	125%	32,922	32,922
D. Justin Haley	100%	19,478	19,478

We granted these awards to align the interests of our NEOs with those of our shareholders and incentivize executives to enhance shareholder value.

Generally, the time-based restricted awards vest ratably in equal one-third installments, subject to the executive’s continued employment. NEOs generally have all of the rights of a shareholder as to the restricted stock, including the right to vote such stock, provided, that any cash or stock dividends with respect to the restricted stock will be subject to the same vesting conditions as the restricted stock award.

Performance stock units are subject to the achievement of two equally weighted performance conditions over the three-year performance period ending on December 31, 2026: (i) three-year cumulative pre-tax income (“PTI”) and (ii) three-year average return on stockholders’ equity (“ROE”). We used these performance metrics for the award because the Compensation Committee believes they are appropriate measures of the Company’s performance to deliver value for its stockholders over the long term. Each NEO may earn between zero percent and 200% of target based on achieved performance. If threshold performance is not achieved with respect to a particular performance condition, then no shares are paid with respect to that performance condition. The number of performance stock units that vest at the conclusion of the performance period are paid in a like number of shares of common stock. To be eligible to receive a payout, generally, an NEO must be continuously employed over the entire performance period through the date the Compensation Committee certifies the level of achieved performance and corresponding payouts.

The table below shows threshold, target and maximum performance goals for each performance measure and related percentage of target earned. For achievement between the threshold, target and maximum performance levels, payout levels are interpolated.

PTI Performance Level	3-Year Cumulative PTI (in thousands)	3-Year Average ROE	PSUs Earned (% of Target)
	50% Weight	50% Weight
Max (130% of Target)	$249,600	14.30%	200.00%
Target	$192,000	11.00%	100.00%
Threshold (70% of Target)	$134,400	7.70%	50.00%
Below Threshold	<$134,400	<7.70%	—%

Benefits

As more fully described below, the Company provides limited benefits and perquisites to NEOs. NEOs participate in the same benefit programs as all other employees.

Employee Benefits: NEOs are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other employees.

401(k) Investment Plan: Since 1996, we have maintained our 401(k) Investment Plan. Our 401(k) Investment Plan covers all our full- and part-time employees who have attained the age of 18 and have a minimum of 30 days of service. Under the 401(k) Investment Plan, an employee may elect to defer not less than 1.0% of his or her total annual compensation, up to the applicable limits set forth in the Code. Employee contributions are invested in various mutual funds, according to the direction of the employee. Once eligible full-time employees have completed a minimum of 90 days of service and part-time employees have worked at least 1,000 hours, we match employee annual contributions to the 401(k) Investment Plan in an amount equal to 50% of the of the first 8% of an employee’s annual contributions, subject to legal limits.

Perquisites: We provide limited perquisites to our NEOs that the Compensation Committee believes are reasonable and consistent with market practice to enable us to attract and retain highly talented executive officers. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.

All of our NEOs, other than Anthony N. Cutrone and D. Justin Haley, are provided with a monthly car allowance, which allows such NEOs to visit clients. In addition, in 2024 we reimbursed Messrs. Alvin Murstein and Andrew M. Murstein each for incurred incidental automobile costs such as parking and car insurance. In addition, in accordance with his employment agreement, we provided Mr. Alvin Murstein with a country club membership and long-term care insurance for Mr. Alvin Murstein and his spouse. We believe that the perquisites provided for Messrs. Murstein reflect their roles and contributions to our overall organization. Attributed costs of the personal benefits for the NEOs for the fiscal year ended December 31, 2024 are included in the column titled “All Other Compensation” of the Summary Compensation Table on page 39.

Employment Agreements: We enter into new employment agreements with NEOs only when necessary or appropriate to attract or retain exceptional personnel. Any employment agreement with an executive officer (a) must be approved by the Compensation Committee; and (b) if required by law to be available for public review, must be filed promptly with the appropriate regulatory authority.

Our Compensation Committee authorized the various change in control and severance provisions under the employment agreements for each of our NEOs (as more fully described starting on page 40) in recognition of the importance to us and our shareholders of assuring that we have the continued dedication and full attention of our NEOs prior to and after the consummation of a change in control event. In addition to the foregoing, the provisions are intended to ensure that, if a possible change in control should arise and an NEO should be involved in deliberations or negotiations in connection with the possible change in control, such NEO would be in a position to consider as objectively as possible whether the possible change in control transaction is in our best interests and those of our shareholders, without concern for his position or financial well-being. Absent termination without cause or for good reason, or a change of control event, no NEO is entitled to either equity vesting acceleration or cash severance payments upon termination of employment. For quantification of these severance and change of control benefits, please see the discussion under “Executive Compensation – Potential Payments Upon Termination or Change-in-Control” starting on page 44.

ROLES OF THE COMPENSATION COMMITTEE, MANAGEMENT AND CONSULTANTS

Role of Compensation Committee

The Compensation Committee of the Board of Directors is responsible for evaluating and determining the compensation of our NEOs and our directors. This includes oversight of the executive compensation program for the CEO and other executive officers, including base salary, annual bonus, equity compensation and other benefits and perquisites. The Compensation Committee is comprised solely of independent directors and regularly meets in executive sessions without management. The full Board of Directors typically ratifies the Compensation Committee’s annual determination of NEO compensation.

The Compensation Committee has the sole authority and resources to obtain advice and assistance from internal and external legal and compensation consultants.

Role of Management

Our President and Chief Financial Officer, with the assistance of our human resources department, compile and provide information, make recommendations for the Compensation Committee’s consideration and assist in the management and administration of our executive and other benefit plans. Their responsibilities may include the following:

•
Recommending pay levels and equity grants and incentive awards for our other officers;
•
Recommending changes to ensure that our compensation programs remain competitive and aligned with our objectives; and;
•
Providing information to the Compensation Committee, including but not limited to, information concerning (1) Company and individual performance, (2) the attainment of our strategic objectives, (3) the Common Stock ownership of each executive and his or her stock option and restricted stock holdings, (4) equity compensation plan dilution, and (5) peer group compensation and performance data.

Our NEOs may attend the meetings of the Compensation Committee, at its request, but do not participate in meetings where their compensation is deliberated or approved.

Role of Compensation Consultant

The Compensation Committee has the authority to retain a compensation consultant to advise on executive compensation matters. For 2024, the Compensation Committee engaged Meridian to serve as independent advisor to the Committee. During 2024, Meridian provided advice and counsel to the Compensation Committee related to emerging trends, executive pay decisions and other matters related to executive compensation. Meridian reported directly to the Compensation Committee and attended meetings, including executive session, at the request of the Compensation Committee Chair. Meridian provided no other services to the Company. The Compensation Committee has reviewed Meridian’s services and determined that Meridian is independent.

POLICIES AND PRACTICES

Stock Ownership Guidelines

The Company’s Stock Ownership Guidelines seek to align the long-term financial interests of our executive officers and Board of Directors with the interests of our shareholders, promote our commitment to sound corporate governance and demonstrate our executive officers’ and directors’ commitment to the Company. Our Stock Ownership Guidelines apply to all executive officers and non-employee directors. An executive officer’s or director’s stock ownership guidelines is determined as a multiple of such individual’s annual base salary or cash retainer, respectively, as follows:

Position	Value of Shares
Tier 1 Executives (1)	5x Annual Base Salary
Tier 2 Executives (2)	2x Annual Base Salary
Tier 3 Executives (3)	1x Annual Base Salary
Non-Employee Directors	3x Annual Cash Retainer
(1)
Tier 1 Executives includes the Chief Executive Officer and President of the Company.
(2)
Tier 2 Executives includes the other named executive officers of the Company.
(3)
Tier 3 Executives includes the other executive officers of the Company who are not serving on the Board of Directors.

Shares that count towards the satisfaction of the Company’s Stock Ownership Guidelines include shares owned outright by an executive officer or director, or jointly with, or separately by, the individual’s immediate family members residing in the same household, time-based vesting restricted shares or restricted stock units whether or not vested, and vested but unexercised in-the-money stock options. Fifty percent of the net shares (shares received after tax withholding and any shares retained to satisfy transaction costs) of Company stock received as an equity award from the Company must be held until an executive officer or director has complied with the Company’s Stock Ownership Guidelines. As of March 31, 2025, all officers and directors are in compliance with the Company’s Stock Ownership Guidelines.

Compensation Recoupment (Clawback) Policy

The Company’s Amended and Restated Compensation Recoupment Policy seeks to promote a culture of risk mitigation, integrity and accountability and is intended to comply with the requirements of Section 10D of the Securities Exchange Act of 1934 and Rule 10D-1 thereunder and Nasdaq Listing Rule 5608. Under the Amended and Restated Compensation Recoupment Policy, in the event of certain accounting restatements, the Compensation Committee is required to promptly determine the amount(s) of erroneously awarded compensation received by each covered executive in connection with such accounting restatement and promptly provide such executive with a written notice containing the amount of erroneously awarded compensation and a demand for repayment or return of such erroneously awarded compensation. Each executive officer of the Company, including our NEOs and former executive officers, is considered a covered executive for the Amended and Restated Compensation Recoupment Policy.

The Compensation Committee administers the Amended and Restated Compensation Recoupment Policy and has the authority to interpret and implement the terms of such policy, correct any defect, supply any omission and reconcile any inconsistency in such policy, and make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the policy and to comply with applicable law and stock market or exchange rules and regulations.

The Company’s Amended and Restated Compensation Recoupment Policy was filed with the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023 on March 7, 2024.

No such accounting restatement has occurred since the adoption of the Amended and Restated Compensation Recoupment Policy.

No Repricing of Stock Options without Shareholder Approval

Stock options under the Plan may not be repriced without shareholder approval. For purposes of the Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits), (ii) any other action that is treated as a repricing under generally accepted accounting principles, and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

Hedging Policy

The Company’s Code of Ethical Conduct and Insider Trading Policy prohibits any officers or directors of the Company or its subsidiaries, its other employees, consultants, contractors and investment advisors, as well as members of such persons’ immediate families and personal households (“Covered Persons”) from engaging in short sales of the Company’s securities and margin purchases. Covered Persons are also prohibited from investing in Company-based derivative securities, which includes (without limitation) trading in Company-based put or call option contracts, trading in straddles and the like, but does not include holding and exercising stock options or other derivative securities granted under the Company’s stock incentive plans.

Policies and Practices Related to Timing of Equity Grants

Typically, in the first quarter of each year (usually in February), the Compensation Committee approves the grant of annual equity-based awards to the NEOs. The grant date for these awards is normally the date of the Compensation Committee meeting during which these awards were approved. In some instances, the Compensation Committee approves the grant of equity-based awards in connection with new hires, promotions or for other reasons as an incentive to attract or retain certain employees. We have no intention, plan or practice to select annual grant dates for equity-based awards in coordination with the release of material non-public information or to time the release of such information because of award dates. In the event that the Compensation Committee becomes aware of material nonpublic information prior to granting stock options, the Compensation Committee will take the existence of such information into consideration in determining whether to delay the grant of stock options. During the year ended December 31, 2024, the Company did not grant stock options to any NEO during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Allan J. Tanenbaum, Chair

John Everets

Robert M. Meyer

Summary Compensation Table

The following table sets forth certain compensation paid, awarded or earned by (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) each of our next three most highly compensated executive officers, collectively the NEOs, for the fiscal years ended December 31, 2024, 2023, and 2022.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Alvin Murstein	2024	926,324	398,319	1,154,750	115,245	(2)	2,594,638
Chairman, Chief Executive Officer,	2023	926,324	398,319	1,611,804	101,593		3,038,040
and Director	2022	890,696	330,839	1,173,427	95,270		2,490,232
Andrew M. Murstein	2024	1,084,164	1,788,872	2,052,946	72,738	(3)	4,998,720
President, Chief Operating Officer,	2023	1,084,164	1,788,875	3,543,667	72,232		6,488,938
and Director	2022	1,084,164	1,204,700	2,404,205	77,327		4,770,396
Anthony N. Cutrone	2024	393,750	492,188	611,459	11,500	(4)	1,508,897
Executive Vice President	2023	393,750	468,755	984,375	11,250		1,858,130
and Chief Financial Officer	2022	375,000	199,995	800,554	—		1,375,549
Donald S. Poulton	2024	427,500	590,625	501,297	27,250	(5)	1,546,672
Chief Executive Officer	2023	472,500	562,498	1,162,462	25,560		2,223,020
and President of Medallion Bank	2022	450,000	354,993	715,908	23,469		1,544,370
D. Justin Haley	2024	349,440	349,440	296,590	13,934	(6)	1,009,404
Executive Vice President and Chief	2023	342,507	216,316	687,764	13,614		1,260,201
Financial Officer of Medallion Bank	2022	327,467	128,993	275,316	—		731,776
(1)
This amount is the aggregate grant date fair value of restricted stock awards (“RSAs”) and performance stock units (“PSUs”) with respect to the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022 computed in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for all assumptions made in the valuation. The fair value of each RSA and PSU is determined on the award date by the closing market price of the Company’s Common Stock, par value $0.01 per share, on the award date.

In 2024, Messrs. Alvin Murstein, Andrew Murstein, Cutrone, Poulton and Haley were granted a 50-50 mix of RSAs and PSUs having the following grant date fair values: Mr. Alvin Murstein, $199,160 (RSAs) and $199,160 (PSUs); Mr. Andrew Murstein, $894,436 (RSAs) and $894,436 (PSUs); Mr. Cutrone, $246,094 (RSAs) and $246,094 (PSUs); Mr. Poulton, $295,313 (RSAs) and $295,313 (PSUs); and Mr. Haley, $174,720 (RSAs) and $174,720 (PSUs). The value of PSUs assumes an achievement level at target. The actual number and value of PSUs, if any, that may be earned may range from 0% to 200% of the target number of units, based on the Company’s PTI and ROE over a three-year performance period ending December 31, 2026, with such PSUs vesting upon certification by the Compensation Committee of the level of achievement following December 31, 2026. Vesting is also contingent upon the continued employment of the executive through the Compensation Committee’s certification date, or as otherwise provided in the applicable award agreement. The aggregate grant date fair value of PSUs assuming the achievement of the highest level of performance conditions is $398,319 for Mr. Alvin Murstein, $1,788,872 for Mr. Andrew Murstein, $492,188 for Mr. Cutrone, $590,625 for Mr. Poulton, and $349,440 for Mr. Haley.

In 2023, Messrs. Alvin Murstein, Andrew Murstein, Cutrone, Poulton and Haley were granted a 50-50 mix of RSAs and PSUs having the following grant date fair values: Mr. Alvin Murstein, $199,156 (RSAs) and $199,163 (PSUs); Mr. Andrew Murstein, $894,440 (RSAs) and $894,435 (PSUs); Mr. Cutrone, $234,377 (RSAs) and $234,378 (PSUs); Mr. Poulton, $281,249 (RSAs) and $281,249 (PSUs); and Mr. Haley, $108,159 (RSAs) and $108,157 (PSUs). The value of PSUs assumes an achievement level at target. The actual number and value of PSUs, if any, that may be earned may range from 0% to 200% of the target number of units, based on the Company’s PTI and ROE over a three-year performance period ending December 31, 2025, with such PSUs vesting upon certification by the Compensation Committee of the level of achievement following December 31, 2025. Vesting is also contingent upon the continued employment of the executive through the Compensation Committee’s certification date, or as otherwise provided in the applicable award agreement. The aggregate grant date fair value of PSUs assuming the achievement of the highest level of performance conditions is $398,325 for Mr. Alvin Murstein, $1,788,870 for Mr. Andrew Murstein, $468,756 for Mr. Cutrone, $562,497 for Mr. Poulton, and $216,314 for Mr. Haley.

In 2022, Messrs. Alvin Murstein, Andrew Murstein, Cutrone, Poulton, and Haley were granted RSAs and did not receive any PSUs. The grant date fair values of such RSAs are as shown in the summary compensation table above.

(2)
All other compensation for Alvin Murstein for the fiscal year ended December 31, 2024 includes $25,293 for a country club membership, $24,053 for a car lease, $21,204 for long-term care insurance premiums paid by us for the benefit of Mr. Murstein and his spouse, $17,251 for car maintenance, $13,800 received pursuant to the matching program under our 401(k) Investment Plan, and our aggregate incremental costs attributable to a garage and car insurance.
(3)
All other compensation for Andrew M. Murstein for the fiscal year ended December 31, 2024 includes $45,590 for a car lease, $13,800 received pursuant to the matching program under our 401(k) Investment Plan and our aggregate incremental costs attributable to a garage, car insurance and car maintenance.
(4)
All other compensation for Mr. Cutrone for the fiscal year ended December 31, 2024 includes $11,500 received pursuant to the matching program under our 401(k) Investment Plan.
(5)
All other compensation for Mr. Poulton for the fiscal year ended December 31, 2024 includes amounts received as a monthly car allowance and $15,250 received pursuant to the matching program under our 401(k) Investment Plan.
(6)
All other compensation for Mr. Haley for the fiscal year ended December 31, 2024 includes $13,934 received pursuant to the matching program under our 401(k) Investment Plan.

2024 Grants of Plan-Based Awards

		Estimated Future Payouts Under			Estimated Future Payouts Under			All Other	Grant Date Fair
		Non-Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards (2)			Stock Awards:	Value of Stock
Category	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares (#) (2)	and Option Awards ($) (3)
Alvin Murstein	2/16/2024	402,951	805,902	1,661,804	11,102	22,203	44,406	22,203	199,160
Andrew M. Murstein	2/16/2024	894,435	1,788,871	3,577,741	49,857	99,714	199,428	99,714	894,436
Anthony N. Cutrone	2/16/2024	246,094	492,188	984,375	13,718	27,435	54,870	27,435	246,094
Donald S. Poulton	2/16/2024	295,313	590,625	1,181,250	16,461	32,922	65,844	32,922	295,313
D. Justin Haley	2/16/2024	174,720	349,440	698,880	9,739	19,478	38,956	19,478	174,720
(1)
These grants were made under the Annual Short Term Incentive Plan.
(2)
These grants were made under the 2018 Equity Incentive Plan.
(3)
This amount is the grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for all assumptions made in the valuation.

Narrative Discussion for Summary Compensation Table and 2024 Grants of Plan-Based Awards Table

Description of Plan-Based Awards

Non-Equity Incentive Plan Awards. Each of the non-equity incentive plan awards shown in the table entitled “2024 Grants of Plan Based Awards” was granted under the Annual Short Term Incentive Plan. The material terms of the 2024 non-equity incentive plan awards granted under the Annual Short Term Incentive Plan are described under “Executive Compensation-Compensation Discussion and Analysis” under the section entitled “Annual Short Term Incentive Plan (“STI Plan”).”

Equity Incentive Plan Awards. Each of the equity incentive plan awards shown in the table entitled “2024 Grants of Plan Based Awards” was granted under the 2018 Equity Incentive Plan. The material terms of the 2024 equity incentive plan awards granted under the 2018 Equity Incentive Plan are described under “Executive Compensation-Compensation Discussion and Analysis” under the section entitled “Long-Term Incentive Compensation.”

Employment Agreements

In May 1996, Alvin Murstein, our Chairman and Chief Executive Officer, and Andrew M. Murstein, our President, entered into employment agreements with the Company, which were subsequently amended and restated in May 1998 and were further amended in April 2017 and December 2017. On April 25, 2023, Alvin Murstein notified the Company of his election not to renew the term of his employment pursuant to his employment agreement with the Company. Accordingly, the term of his employment as Chief Executive Officer of the Company will expire on May 28, 2027, unless sooner terminated in accordance with the provisions thereof. In addition, on April 27, 2023, Andrew Murstein entered into an amendment to his employment agreement with the Company. Pursuant to such amendment, effective as of May 29, 2023, (i) the expiration of his then current term of employment shall be revised to end on May 28, 2027, and (ii) on May 29, 2024, and on each May 29 thereafter, such term of employment shall automatically renew each year for a three-year term unless, prior to the end of the first year of the then-applicable three-year term, either Mr. Murstein or the Company provides at least 30 days’ advance notice to the other party of its intention not to renew the then term of employment for a new three-year term, in each case unless such employment term is otherwise terminated pursuant to the terms thereof. Prior to Alvin Murstein’s election to not renew the term of his employment and the effective date of Andrew Murstein’s most recent amendment to his employment agreement with the Company, the agreements for Alvin Murstein and Andrew Murstein provided for a five-year term and automatically renewed each year for a new five-year term unless either party provided notice to the other party of its intention not to extend the term beyond the then-current five-year term.

The agreements provide that Messrs. Murstein’s annual base salary shall be reviewed at least annually and may be increased, but not decreased, by the Compensation Committee from the then-current salary. The agreements also subject Messrs. Murstein to non-competition and non-solicitation obligations during their employment and for one year thereafter. The agreements provide for a severance payment in the event that we terminate their employment without cause (as defined in the agreements) or if they terminate their employment for good reason (as defined in the agreements). The severance payment includes a lump sum payment equal to the average of their salary, bonus and value of fringe benefits for the prior three fiscal years multiplied by the number of full and partial years remaining in the term of employment at the time of termination, payment of any other damages, including legal fees and expenses incurred by the executive as a result of such termination, and acceleration of vesting of any unvested options. The agreements provide that, if payments made to Messrs. Murstein in connection with a change of control of the Company or termination of their employment are subject to an excise tax as excess parachute payments under the Code and if the net amount retained by the executive after the deduction of the excise tax and any income and employment taxes does not exceed 110% of the excise tax threshold, we will reduce the payment so that no portion of the payment is subject to excise tax.

Anthony N. Cutrone, our Chief Financial Officer, entered into an employment agreement with the Company, which became effective on January 1, 2022. The agreement provides for a two-year term and automatically renews each year for a new two-year term, such that there will be a two-year term commencing on January 1st of each year during the term of the agreement, unless either party provides notice to the other party of its intention not to renew the term beyond the then-current two-year term. Under the agreement, Mr. Cutrone is entitled to an annual base salary of $375,000. Mr. Cutrone’s annual base salary shall be reviewed at least annually and may be increased, but not decreased, by the Compensation Committee from the then-current salary. Mr. Cutrone is also eligible to receive a discretionary bonus based on his level of performance and the overall success of the Company on the same basis of similarly situated executives of the Company. The agreement provides for a severance payment subject to Mr. Cutrone’s execution of a release of claims in favor of the Company and its affiliates, if Mr. Cutrone’s employment is terminated by the Company without cause (as defined in the agreement) or on account of disability or by Mr. Cutrone for good reason (as defined in the agreement) or, upon a change in control (as defined in the agreement), if the agreement is not assumed by the successor corporation and Mr. Cutrone is not offered employment on similar terms. Upon such termination other than a termination on account of disability, the severance consists of (i) continued health benefits at the Company’s expense for twelve months following the termination and (ii) a lump sum payment equivalent to fifteen months of Mr. Cutrone’s then base salary, and in addition, all unvested stock options, restricted stock awards or performance share units of Mr. Cutrone will become immediately vested and any forfeiture restrictions will lapse (in the case of performance share units, based on the then determinable performance as of the most recent quarter end prior to the termination for the shorter period, in connection with the pre-established performance objectives). Upon a termination on account of disability, Mr. Cutrone will be entitled to continued base salary payment for three months and continuation of health benefits at the Company’s expense for three months following the termination. Upon a change in control where Mr. Cutrone’s employment agreement is not assumed by the successor corporation and Mr. Cutrone is not offered employment on similar terms, he will be entitled to receive the severance payments and benefits described in connection with a termination without cause or for good reason and the greater of the cash portion of the prior year’s annual bonus or the then current year’s target cash portion of the annual bonus. The agreement also includes non-solicitation obligations during Mr. Cutrone’s employment and for twelve months thereafter.

Donald S. Poulton, the President and Chief Executive Officer of Medallion Bank, entered into an employment agreement with the Company and Medallion Bank, which became effective on January 1, 2016. The agreement provides for a two-year term and automatically renews each year for a new two-year term, such that there will be a two-year term commencing January 1st of each year during the term of the agreement, unless either party provides notice to the other party of its intention not to renew the term beyond the then-current two-year term. Under the agreement, Mr. Poulton was provided with an annual base salary of $325,000 for 2016, with annual increases beginning in 2017 at a rate of no less than 3% of his then existing base salary. Mr. Poulton is also eligible to receive a discretionary bonus, provided, however, that if the return on equity (“ROE”) and return on assets (“ROA”) for Medallion Bank’s consumer lending products are similar to the ROE and ROA for such lines as the average for the 2014 and 2015 fiscal years, Mr. Poulton will receive a minimum bonus of $225,000. The agreement provides for a severance payment subject to Mr. Poulton’s execution of a release of claims in favor of the Company and its affiliates, if Mr. Poulton’s employment is terminated by Medallion Bank/the Company without cause (as defined in the agreement) or on account of disability or by Mr. Poulton for good reason (as defined in the agreement) or, upon a change in control (as defined in the agreement), if the agreement is not assumed by the successor corporation and Mr. Poulton is not offered employment on similar terms. Upon such termination other than a termination on account of disability, Mr. Poulton is entitled to a lump sum payment of his base salary for the remaining period in the then-current term and, subject to Mr. Poulton’s execution of a release of claims, severance consisting of (i) continued health benefits at the Company’s expense until the expiration of the then-current term or, if earlier, COBRA continuation coverage and (ii) a lump sum payment equivalent to two weeks’ salary for every year Mr. Poulton was employed, not to exceed three months of his then base salary; in addition, all unvested stock options or restricted shares of Mr. Poulton will become immediately vested and any forfeiture restrictions will lapse. Upon a termination on account of disability, Mr. Poulton will be entitled to continued base salary payment for six months and continuation of health benefits at the Company’s expense for six months following the termination. Upon a change in control where Mr. Poulton’s employment agreement is assumed by the successor corporation or Mr. Poulton is offered employment on similar terms, Mr. Poulton is entitled to receive a lump sum payment representing his base salary for the prior nine months. Upon a change in control where Mr. Poulton’s employment agreement is not assumed by the successor corporation and Mr. Cutrone is not offered employment on similar terms, he will be entitled to receive the severance payments and benefits described in connection with a termination without cause or for good reason. The agreement also includes non-competition and non-solicitation obligations during his employment and for 24 months thereafter, except such obligations do not apply following a termination of Mr. Poulton’s employment by Medallion Bank/the Company without cause or by Mr. Poulton for good reason, non-extension of the term by Medallion Bank/the Company or, for certain non-competition obligations, a termination on account of disability.

D. Justin Haley, the Executive Vice President and Chief Financial Officer of Medallion Bank, had previously entered into an employment agreement with the Company and Medallion Bank to serve as Medallion Bank’s Chief Operating Officer in 2015, which was subsequently amended and restated and entered into with the Company and Medallion Bank to serve as Medallion Bank’s Chief Financial officer, which became effective on June 1, 2021. The agreement provides for a two-year term and automatically renews each year for a new two-year term, such that there will be a two-year term commencing on June 1st of each year during the term of the agreement, unless either party provides notice to the other party of its intention not to renew the term beyond the then-current two-year term. Under the agreement, Mr. Haley is entitled to an annual base salary of $320,000. Mr. Haley’s annual base salary shall be reviewed at least annually and may be increased, but not decreased, from the then-current salary. Mr. Haley is also eligible to receive a discretionary bonus based on his level of performance and the overall success of the Company and of Medallion Bank on the same basis of similarly situated executives of Medallion Bank and the Company. The agreement provides for a severance payment subject to Mr. Haley’s execution of a release of claims in favor of the Company and its affiliates, if Mr. Haley’s employment is terminated by Medallion Bank/the Company without cause (as defined in the agreement) or on account of disability or by Mr. Haley for good reason (as defined in the agreement) or, upon a change in control (as defined in the agreement), if the agreement is not assumed by the successor corporation and Mr. Haley is not offered employment on similar terms. Upon such termination other than a termination on account of disability, the severance consists of (i) continued health benefits at the Company’s expense for twelve months following the termination and (ii) a lump sum payment equivalent to fifteen months of Mr. Haley’s then base salary, and in addition, all unvested stock options and restricted stock awards of Mr. Haley will become immediately vested and any forfeiture restrictions will lapse. Upon a termination on account of disability, Mr. Haley will be entitled to continued base salary payment for three months and continuation of health benefits at the Company’s expense for three months following the termination. Upon a change in control where Mr. Haley’s employment agreement is not assumed by the successor corporation and Mr. Haley is not offered employment on similar terms, he will be entitled to receive the severance payments and benefits described in connection with a termination without cause or for good reason. The agreement also includes non-competition and non-solicitation obligations during Mr. Haley’s employment and for twelve months thereafter.

Outstanding Equity Awards at 2024 Fiscal Year-End

	Option Awards					Restricted Stock Awards			Performance Stock Unit Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Alvin Murstein	—	—		—	—	22,203	(2)	208,486	17,477	(3)	164,104
	—	—		—	—	—		—	53,270	(4)	500,201
	—	—		—	—	16,432	(5)	154,296
	—	—		—	—	14,359	(6)	134,831	—		—
	23,629	7,876	(7)	6.79	3/4/2031	4,059	(7)	38,114	—		—
	37,161	—		6.68	2/17/2030	—		—	—		—
	34,899	—		6.55	3/21/2029	—		—	—		—
Andrew M. Murstein	—	—		—	—	99,714	(2)	936,314	78,496	(3)	737,075
	—	—		—	—	—		—	239,255	(4)	2,246,600
	—	—		—	—	73,799	(5)	692,973	—		—
	—	—		—	—	52,287	(6)	490,975	—		—
	86,040	28,680	(7)	6.79	3/4/2031	14,779	(7)	138,775	—		—
	135,316	—		6.68	2/17/2030	—		—	—		—
	98,713	—		6.55	3/21/2029	—		—	—		—
Anthony N. Cutrone	—	—		—	—	27,435	(2)	257,615	21,596	(3)	202,782
	—	—		—	—	—		—	62,691	(4)	588,668
	—	—		—	—	19,338	(5)	181,584
	—	—		—	—	8,680	(6)	81,505	—		—
	—	—		—	—	—		—	—		—
Donald S. Poulton	—	—		—	—	32,922	(2)	309,138	25,916	(3)	243,347
	—	—		—	—	—		—	75,230	(4)	706,405
	—	—		—	—	23,205	(5)	217,895	—		—
	—	—		—	—	15,408	(6)	144,681	—		—
	29,473	9,824	(7)	6.79	3/4/2031	5,062	(7)	47,532	—		—
	34,132	—		6.68	2/17/2030	—		—	—		—
	21,604	—		6.55	3/21/2029	—		—	—		—
D. Justin Haley	—	—		—	—	19,478	(2)	182,898	15,332	(3)	143,970
	—	—		—	—	—		—	28,926	(4)	271,615
	—	—		—	—	8,924	(5)	83,796	—		—
	—	—		—	—	5,599	(6)	52,575	—		—
	10,718	3,572	(7)	6.79	3/4/2031	1,841	(7)	17,287	—		—
	13,274			6.68	2/17/2030	—		—	—		—
	6,853	—		6.55	3/21/2029	—		—	—		—
(1)
The market value of shares of stock and PSUs that have not vested was calculated by using the closing price of the Company’s Common Stock on December 31, 2024, which was $9.39.
(2)
One third of these awards vested on March 1, 2025, one third will vest on March 1, 2026, and the remaining one third will vest on March 1, 2027.
(3)
This amount represents the number of PSUs that may be earned, inclusive of dividend equivalents accrued, assuming an achievement of the threshold level of the Company’s PTI and target level of ROE goals over a three-year performance period ending December 31, 2026. The levels of performance have been used for purposes of this table based on the level of performance at December 31, 2024. As of December 31, 2024, actual PTI was below the threshold performance level, but is reported at the next higher performance measure of threshold in accordance with Regulation S-K Item 402 and actual ROE was between threshold and target performance levels, but is reported at the next higher performance measure of target in accordance with Regulation S-K Item 402. Each financial metric is weighted 50% in determining the overall performance level and the number of PSUs that are earned. The actual number of PSUs, if any, that may be earned ranges from 0% to 200% of the target number of units set forth in the table above, based on the Company’s PTI and ROE over a three-year performance period ending December 31, 2026, with such PSUs vesting upon certification by the Company’s compensation committee of the level of achievement following December 31, 2026. Vesting is also contingent upon the continued employment of the executive through the Company’s compensation committee certification date, or as otherwise provided in the applicable award agreement.
(4)
This amount represents the number of PSUs that may be earned, inclusive of dividend equivalents accrued, assuming achievement of the target level of the Company’s PTI and maximum level of ROE goals over a three-year performance period ending December 31, 2025. The levels of performance have been used for purposes of this table based on the level of performance at December 31, 2024. As of December 31, 2024, actual PTI was between threshold and target performance levels, but is reported at the next higher performance measure of target in accordance with Regulation S-K Item 402 and ROE exceeded the maximum performance level. Each financial metric is weighted 50% in determining the overall performance level and the number of PSUs that are earned. The actual number of PSUs, if any, that may be earned ranges from 0% to 200% of the target number of units set forth in the table above, based on the Company’s PTI and ROE over a three-year performance period ending December 31, 2025, with such PSUs vesting upon certification by the Company’s compensation committee of the level of achievement following December 31, 2025. Vesting is also contingent upon the continued employment of the executive through the Company’s compensation committee certification date, or as otherwise provided in the applicable award agreement.

(5)
One half of these awards vested on March 1, 2025 and the remaining one half will vest on March 1, 2026.
(6)
These awards vested on March 1, 2025.
(7)
These awards vested on March 4, 2025.

2024 Option Exercises and Stock Vested

The following table sets forth certain information concerning stock options exercised and stock vested during the last fiscal year for our NEOs:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Alvin Murstein	—	—	31,218	249,702
Andrew M. Murstein	—	—	120,657	964,964
Anthony N. Cutrone	—	—	18,350	146,433
Donald S. Poulton	—	—	36,283	290,340
D. Justin Haley	2,860	3,884	13,538	108,320
(1)
The value realized upon exercise was determined by multiplying the difference between the market price of the underlying securities (using the closing price of the Company’s Common Stock on the exercise date) at exercise and the exercise price of the options by the number of options exercised.
(2)
The value realized for vested restricted stock awards was determined by multiplying the market value of the shares (using the closing price of the Company’s Common Stock on the vesting date) by the number of shares that vested. Shares vested on various dates throughout the year. The value listed represents the aggregate value of all shares that vested for each NEO in 2024.

Potential Payments Upon Termination or Change-in-Control

The following table sets forth information regarding potential payments to be made to the NEOs following an employment termination or change of control. Amounts in the table assume an employment termination or change in control on December 31, 2024.

Name	Termination Without Cause ($)		Termination by Officer for Good Reason (Not Involving Change of Control) ($)		Disability ($)		Change of Control – Termination without Cause or for Good Reason or due to Change in Employment ($)		Change of Control – Employment Agreement Assumed By New Owner ($)
Alvin Murstein
Severance	5,710,211	(1)	—		—		5,710,211	(1)	—
Other Benefits	20,478	(1)	—		—		20,478	(1)	—
Andrew M. Murstein
Severance	9,308,222	(2)	—		—		9,308,222	(2)	—
Other Benefits	74,568	(2)	—		—		74,568	(2)	—
Anthony N. Cutrone
Severance	492,188	(3)	492,188	(3)	98,438	(4)	1,476,563	(5)	—
Other Benefits	1,467,469	(6)	1,467,469	(6)	8,011	(7)	1,467,469	(6)	—
Donald S. Poulton
Severance	590,625	(8)	590,625	(8)	236,250	(9)	590,625	(8)	354,375	(10)
Other Benefits	767,193	(11)	767,193	(11)	11,202	(12)	767,193	(11)	—
D. Justin Haley
Severance	436,800	(13)	436,800	(13)	87,360	(14)	436,800	(13)	—
Other Benefits	375,037	(15)	375,037	(15)	7,298	(16)	375,037	(15)	—
(1)
Alvin Murstein would be entitled to an amount in a lump sum equal to the remainder of the salary, bonus and value of the fringe benefits which he would otherwise have been entitled to receive for the balance of his current employment term, which expires on May 28, 2027 (calculated by multiplying the average of his salary, bonus and value of the fringe benefits for the prior three fiscal years by the fractional number of years remaining on his employment term) and all stock options previously granted and unvested would immediately vest. The severance amount in the table was calculated based on the average of his salary, bonus and value of his fringe benefits for the fiscal years ended December 31, 2024, 2023 and 2022. The value of Mr. Murstein’s fringe benefits includes $62,784 for a car lease, $58,256 for a country club membership, $46,137 for long-term care insurance premiums paid by us for the benefit of Mr. Murstein and his spouse, $44,620 for health insurance, and our aggregate incremental costs attributable to a garage, car insurance, car maintenance, basic term life insurance, basic accidental death and dismemberment insurance, short term disability insurance, long term disability insurance and amounts received pursuant to the matching program under our 401(k) Investment Plan. As of December 31, 2024, Mr. Murstein has 7,876 unvested stock options with an exercise price of $6.79 per share. The value associated with vesting of stock options that have not vested as of December 31, 2024 is $20,478, calculated by using the closing price of the Company’s Common Stock on December 29, 2024, which was $9.39.
(2)
Andrew M. Murstein would be entitled to an amount in a lump sum equal to the remainder of the salary, bonus and value of the fringe benefits which he would otherwise have been entitled to receive for the balance of his current employment term, which expires on May 28, 2027 (calculated by multiplying the average of his salary, bonus and value of the fringe benefits for the prior three fiscal years by the fractional number of years remaining on his employment term) and all stock options previously granted and unvested would immediately vest. The severance amount in the table was calculated based on the average of his salary, bonus and value of his fringe benefits for the fiscal years ended December 31, 2024, 2023 and 2022. The value of Mr. Murstein’s fringe benefits includes $96,064 for a car lease, $61,813 for health insurance, $29,683 received pursuant to the matching program under our 401(k) Investment Plan, and our aggregate incremental costs attributable to a garage, car insurance, car maintenance, basic term life insurance, basic accidental death and dismemberment insurance, short term disability insurance, and long term disability insurance. As of December 31, 2024, Mr. Murstein has 28,680 unvested stock options with an exercise price of $6.79. The value associated with vesting of stock options that have not vested as of December 31, 2024 is $74,568, calculated by using the closing price of the Company’s Common Stock on December 29, 2024, which was $9.39.

(3)
Anthony N. Cutrone would be entitled to an amount in a lump sum equal to his base salary for the fifteen months following a termination, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 2024.
(4)
Anthony N. Cutrone would be entitled to an amount in a lump sum equal to three months’ salary following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 2024.
(5)
Anthony N. Cutrone would be entitled to an amount in a lump sum equal to his base salary for the fifteen months following a change of control, subject to his execution of a release of claims in favor of the Company and its affiliates, and the greater of the cash portion of the prior year’s annual bonus or the then current year’s target cash portion of the annual bonus. The severance payment was calculated based on his salary as of December 2024 and his cash portion of the 2023 annual bonus.
(6)
Subject to his execution of a release of claims in favor of the Company and its affiliates, Anthony N. Cutrone would be entitled to receive his health benefits for the twelve months following termination or change of control, all stock options previously granted would become immediately vested and exercisable, all restricted stock previously granted would become immediately vested and all PSUs previously granted will become immediately vested, the exact quantity of which will be based upon the then determinable performance as of the most recent quarter end prior to termination for the shortened period, in connection with pre-established performance objectives. As of December 31, 2024, Mr. Cutrone has 55,453 unvested shares of restricted stock and 70,588 PSUs (inclusive of dividend equivalents) based upon the then determinable performance as of the quarter ended December 31, 2024. The value associated with vesting of shares of restricted stock and PSUs previously granted that have not vested as of December 31, 2024 is $1,435,423, calculated by using the closing price of the Company’s Common Stock on December 29, 2024, which was $9.39.
(7)
Anthony N. Cutrone would be entitled to receive his health benefits for the three months following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates.
(8)
Donald S. Poulton would be entitled to an amount in a lump sum equal to his salary for the balance of his current employment term, which expires on December 31, 2025, and two weeks’ base salary for each year employed, up to three months of his base salary, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance amount in the table was calculated based on his salary for the fiscal year ended December 31, 2024.
(9)
Donald S. Poulton would be entitled to continuation of his base salary for six months following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance amount in the table was calculated based on his salary for the fiscal year ended December 31, 2024.
(10)
Donald S. Poulton would be entitled to an amount in a lump sum equal to nine months’ salary upon the occurrence of a change in control (as defined in Mr. Poulton’s employment agreement) if Mr. Poulton’s employment agreement is assumed by the successor corporation or Mr. Poulton is offered employment on similar terms to the terms of Mr. Poulton’s employment agreement. The severance amount in the table was calculated based on his salary for the fiscal year ended December 31, 2024.
(11)
Subject to his execution of a release of claims in favor of the Company and its affiliates, Donald S. Poulton would be entitled to receive his health benefits for the balance of his current employment term, all stock options previously granted would become immediately vested and exercisable, and not subject to any clawback, and all restricted stock previously granted would become immediately vested and not subject to forfeiture or clawback. As of December 31, 2024, Mr. Poulton has 9,824 unvested stock options with an exercise price of $6.79 per share and 76,597 unvested shares of restricted stock. The value associated with vesting of stock options and shares of restricted stock previously granted that have not vested as of December 31, 2024 is $744,7888, calculated by using the closing price of the Company’s Common Stock on December 29, 2024, which was $9.39.
(12)
Donald S. Poulton would be entitled to receive his health benefits for the six months following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates.
(13)
D. Justin Haley would be entitled to an amount in a lump sum equal to his base salary for the fifteen months following a termination or change of control, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 31, 2024.
(14)
D. Justin Haley would be entitled to an amount in a lump sum equal to three months’ salary following a termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates. The severance payment was calculated based on his salary as of December 2024.
(15)
Subject to his execution of a release of claims in favor of the Company and its affiliates, D. Justin Haley would be entitled to receive his health benefits for the twelve months following a termination or change of control, all stock options previously granted would become immediately vested and exercisable, and all restricted stock previously granted would become immediately vested. As of December 31, 2024, Mr. Haley has 3,572 unvested stock options with an exercise price of $6.79 per share and 35,842 unvested shares of restricted stock. The value associated with vesting of stock options and shares of restricted stock previously granted that have not vested as of December 31, 2024 is $345,844, calculated by using the closing price of the Company’s Common Stock on December 29, 2024, which was $9.39.
(16)
D. Justin Haley would be entitled to receive his health benefits for the three months following termination on account of disability, subject to his execution of a release of claims in favor of the Company and its affiliates.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of Alvin Murstein, our Chief Executive Officer (the “CEO”), and the annual total compensation of our employees. We believe the pay ratio is a reasonable estimate calculated in a manner that is intended to be consistent with Item 402(u) of Regulation S-K.

For 2024, our last completed fiscal year, the median of the annual total compensation of all of our employees, excluding the CEO, was $101,538. The annual total compensation of the CEO, as reported in the Summary Compensation Table included in this proxy statement, was $2,594,638. Based on this information, for 2024, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all of our employees was 26 to 1.

We determined that, as of December 31, 2024, our employee population, excluding the CEO, consisted of 173 individuals. The employee workforce consists of full-time, part-time, seasonal and temporary employees. For purposes of measuring the compensation of the employees, we selected total taxable earnings reported on each employee’s W-2 for the year ended December 31, 2024 as the most appropriate measure of compensation, which was consistently applied to all the employees included in the calculation. With respect to the total annual compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, including adjustments and estimates in calculating the annual total compensation for newly hired employees, resulting in the annual total compensation reflected above.

Pay versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other NEOs and certain financial performance of the Company. Compensation actually paid, as determined under Securities and Exchange Commission requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table for Non-PEO Named Executive Officers ($) (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income ($)
2024	2,594,638	2,560,211	2,265,923	2,235,382	147	35,878,000
2023	3,038,040	3,350,486	2,957,572	3,515,757	218	55,079,000
2022	2,525,860	2,615,441	2,105,523	2,216,740	152	43,840,000
(1)
For the years presented, our Principal Executive Officer (“PEO”) was Alvin Murstein, our Chief Executive Officer, and the Non-PEO named executive officers (“Non-PEO NEOs”) were, Andrew M. Murstein, Anthony N. Cutrone, Donald S. Poulton, and D. Justin Haley. The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our NEOs during each of the years in question.
(2)
Amounts reported in this column are based on total compensation reported for our PEO and the average of the total compensation reported for the Non-PEO NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Adjustments to Determine Compensation “Actually Paid” for PEO	2024 ($)	2023 ($)	2022 ($)
Deduct for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(398,319)	(398,319)	(330,839)
Deduct for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—	—
Increase for Fair Value of Awards Granted during Covered Year that Remain Unvested as of Year End	416,972	565,439	307,577
Increase for Fair Value of Awards Granted during Covered Year that Vested During Covered Year	—	—	—
Increase/Deduct for Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Covered Year that were Outstanding and Unvested as of Year-End	(64,478)	65,500	33,028
Increase/Deduct for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to Covered Year that Vested During Covered Year	(70,297)	57,362	57,917
Deduct for Fair Value of Awards Granted Prior to Covered Year that Failed to Meet Applicable Vesting Conditions During Covered Year	—	—	—
Increase Based on Dividends or Other Earnings Paid During Covered Year Prior to Vesting Date of Award	81,695	22,463	21,898
Total Adjustments	(34,427)	312,446	89,581

Adjustments to Determine Compensation “Actually Paid” for Non-PEO NEOs	2024 ($)	2023 ($)	2022 ($)
Deduct for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(805,281)	(759,111)	(472,170)
Deduct for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—	—
Increase for Fair Value of Awards Granted during Covered Year that Remain Unvested as of Year End	842,983	1,077,605	438,971
Increase for Fair Value of Awards Granted during Covered Year that Vested During Covered Year	—	—	—
Increase/Deduct for Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Covered Year that were Outstanding and Unvested as of Year-End	(115,107)	127,667	41,614
Increase/Deduct for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to Covered Year that Vested During Covered Year	(103,951)	76,392	72,889
Deduct for Fair Value of Awards Granted Prior to Covered Year that Failed to Meet Applicable Vesting Conditions During Covered Year	—	—	—
Increase Based on Dividends or Other Earnings Paid During Covered Year Prior to Vesting Date of Award	150,815	35,632	29,913
Total Adjustments	(30,542)	558,185	111,217

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance

The graphs below describe the relationship between compensation actually paid to our PEO and to the non-PEO NEOs (as calculated above) and our financial and stock performance for the indicated years. The first graph reflects the relationship among the compensation actually paid to the PEO, the average compensation actually paid to the non-PEO NEOs and our cumulative total shareholder return for the years ended December 31, 2024, 2023, and 2022.

Compensation Actually Paid vs. Total Shareholder Return
250
200
150
100
50
0
Total Shareholder Return
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
2022
2023
2024
PEO
Non-PEO NEOs
TSR

The graph below reflects the relationship among the compensation actually paid to the PEO, the average compensation actually paid to the non-PEO NEOs and the Company’s net income for the years ended December 31, 2024, 2023, and 2022.

Compensation Actually Paid vs. Net Income
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Net Income
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
2022
2023
2024
PEO
Non-PEO NEOs
Net Income

Company’s Most Important Financial Performance Measures

The following are the most important financial performance measures used by the Company to link compensation actually paid to our NEOs to the performance of the Company for the fiscal year ended December 31, 2024.

•
Net Income Attributable to Shareholders
•
Diluted EPS
•
Return on Shareholders’ Equity
•
Asset Growth
•
Medallion Portfolio Cash Received
•
Medallion Bank Segment Performance Metrics
o
Total Net Income
o
Return on Assets

Compensation Risk Assessment

We conducted a risk review of our compensation programs and concluded they do not promote excessive risk taking. Our total compensation program is designed to support a strong risk management culture and incorporates risk mitigating strategies that include balance of performance metrics that focus on both short and long-term performance and discretion that allows the Compensation Committee to consider broader performance. We also implemented a recoupment policy to recover compensation in the event of a financial restatement.

DIRECTOR COMPENSATION

Effective as of July 1, 2024, non-employee directors are paid the amounts set forth in the below table for each year of service, paid in quarterly installments. Additionally, non-employee directors are reimbursed for expenses relating to their services and granted $115,000 worth of restricted stock units for each year of service under the Plan.

Role	Director Compensation ($)
Board Member (Base)	65,000
Committee Chairs (Additional)
Audit Committee	22,500
Compensation Committee	15,000
Nominating and Governance Committee	11,000
Investment Oversight Committee	31,000	(1)
Committee Member (Additional)
Audit Committee	10,000
Compensation Committee	7,750
Nominating and Governance Committee	6,000
Investment Oversight Committee	20,000
Lead Independent Director (Additional)	20,000
(1)
Prior to July 1, 2024, the additional annual fee paid to the Investment Oversight Chair was $43,000.

Employee directors do not receive any additional compensation for their service on the Board of Directors. Our employee directors are eligible to participate in our 401(k) Investment Plan and the Plan. We do not provide any pension or retirement plan with respect to our non-employee directors.

Non-employee directors are eligible to participate in the Plan. The Company has the ability to grant various types of awards to non-employee directors, including without limitation, stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards or awards that may be settled in or based upon our Common Stock. Under the Plan, although we do not currently have mandatory annual grants to non-employee directors, each non-employee director will be granted $115,000 worth of restricted stock units for each year of service, as described above.

The following table sets forth certain compensation information for our non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($) (1) (2)	All Other Compensation ($)		Total ($)
Independent Directors
John Everets	102,750	115,006	20,000	(3)	237,756
Cynthia A. Hallenbeck	106,000	115,006	—		221,006
Brent O. Hatch	121,000	115,006	30,000	(3)	266,006
Robert M. Meyer	101,250	115,006	30,000	(3)	246,256
Allan J. Tanenbaum	106,000	115,006	—		221,006
Non-Independent Director
David L. Rudnick	102,000	115,006	6,000	(4)	223,006
(1)
This amount is the aggregate grant date fair value of restricted stock units with respect to the fiscal year ended December 31, 2024 computed in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for all assumptions made in the valuation.
(2)
The following table sets forth each non-employee director’s outstanding restricted stock units and option awards at fiscal year-end.

Name	Outstanding Restricted Stock Units (#)	Outstanding Option Awards (#)
Independent Directors
John Everets	64,993	11,333
Cynthia A. Hallenbeck	59,059	—
Brent O. Hatch	14,311	—
Robert M. Meyer	47,572	—
Allan J. Tanenbaum	64,993	6,333
Non-Independent Director
David L. Rudnick	64,993	21,000
(3)
This amount is the aggregate amount of fees received as compensation for services as a director of our wholly owned subsidiary, Medallion Bank.
(4)
This amount is the aggregate amount of fees received as compensation for services as a director of our wholly owned subsidiary, Medallion Capital, Inc., effective July 1, 2024.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2024, concerning shares of Common Stock authorized for issuance under our equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	913,909	(1)	$6.52	1,341,382
Equity compensation plans not approved by shareholders	N/A		N/A	N/A
Total	913,909	(1)	$6.52	1,341,382
(1)
This number includes 887,243 shares of Common Stock to be issued upon the exercise of outstanding options under the 2018 Equity Incentive Plan, 9,000 shares of Common Stock to be issued upon the exercise of outstanding options under the First Amended and Restated 2006 Non-Employee Director Stock Option Plan and 17,666 shares of Common Stock to be issued upon the exercise of outstanding options under the 2015 Non-Employee Director Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are Messrs. Everets, Meyer and Tanenbaum.

No interlocking relationships exist between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee was our officer or employee at any time during the year ended December 31, 2024. None of our executive officers or directors serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 14, 2025, regarding the ownership of our Common Stock by (i) the persons known by us to own more than five percent of the outstanding shares, (ii) all of our directors and nominees, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 14, 2025 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Except as noted below, the address of each person is c/o Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, NY 10022.

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)
Alvin Murstein (2) Chairman, Chief Executive Officer, and Director	1,851,868	7.93%
Andrew M. Murstein (3) President, Chief Operating Officer, and Director	2,617,900	11.10%
Anthony N. Cutrone (4) Executive Vice President and Chief Financial Officer	91,063	*
Donald S. Poulton (5) Chief Executive Officer and President of Medallion Bank	313,108	1.34%
D. Justin Haley (6) Executive Vice President and Chief Financial Officer of Medallion Bank	126,680	*
John Everets (7) Director	152,143	*
Cynthia A. Hallenbeck (8) Director	59,802	*
Brent O. Hatch (9) Director	48,875	*
Robert M. Meyer (10) Director	51,410	*
David L. Rudnick (11) Director	309,087	1.33%
Allan J. Tanenbaum (12) Director	116,709	*
All executive officers and directors as a group (13 persons) (13)	5,937,884	24.60%
Howard Amster (14) 290 North Olive Ave #523, West Palm Beach, FL, 33401	1,398,875	6.02%

(*) Less than 1%.

(1)
Applicable percentage of ownership is based on 23,234,596 shares of Common Stock outstanding as of April 14, 2025 together with the exercisable options for such shareholder or group of shareholders, as applicable. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares subject to options are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)
Includes 1,358,300 shares of Common Stock owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, 220,811 shares of Common Stock owned by Mr. Murstein directly, 117,660 shares of Common Stock owned by the Aileen J. Murstein Family 2012 Trust, of which Mr. Murstein is the grantor and Mr. Murstein’s spouse is a co-trustee and the beneficiary, 5,000 shares of Common Stock owned by Mr. Murstein’s spouse, 43,532 shares of restricted Common Stock owned by Mr. Murstein directly and 103,565 shares of Common Stock issuable upon the exercise of options. Does not include 35,961 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved, 23,596 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved or 23,810 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2027 to the extent that the performance conditions are achieved.
(3)
Includes 1,481,963 shares owned by the Andrew Murstein Family Trust, of which Andrew M. Murstein is a trustee and beneficiary, 589,362 shares held by Mr. Murstein directly, 197,826 shares of restricted Common Stock owned by Mr. Murstein directly and 348,749 shares of Common Stock issuable upon the exercise of options. Does not include 161,517 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved, 105,982 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved, or 191,287 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2027 to the extent that the performance conditions are achieved.
(4)
Includes 34,049 shares of Common Stock owned by Anthony N. Cutrone directly and 57,014 shares of restricted Common Stock owned by Mr. Cutrone directly. Does not include 42,321 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved, 29,157 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved, or 29,421 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2027 to the extent that the performance conditions are achieved.
(5)
Includes 149,658 shares of Common Stock owned by Donald S. Poulton directly, 68,417 shares of restricted Common Stock owned by Mr. Poulton directly and 95,033 shares of Common Stock issuable upon the exercise of options. Does not include 50,786 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved, 34,990 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved, or 35,306 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2027 to the extent that the performance conditions are achieved.
(6)
Includes 54,188 shares of Common Stock owned by D. Justin Haley directly, 38,075 shares of restricted Common Stock owned by Mr. Haley directly, and 34,417 shares of Common Stock issuable upon the exercise of options. Does not include 19,527 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved, 20,701 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved, or 20,888 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2027 to the extent that the performance conditions are achieved.
(7)
Includes 70,000 shares of Common Stock owned by John Everets directly, 5,000 shares of Common Stock held by Arcturus Capital, of which Mr. Everets is a 50% owner, 11,333 shares of Common Stock issuable upon the exercise of options, 51,319 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of Mr. Everets’ service, and 14,491 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will vest within 60 days of April 14, 2025 and be issuable upon the settlement of such restricted stock units upon a termination of Mr. Everets’ service.
(8)
Includes 45,311 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon termination of Ms. Hallenbeck’s service and 14,491 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will vest within 60 days of April 14, 2025 and be issuable upon the settlement of such restricted stock units upon a termination of Ms. Hallenbeck’s service.
(9)
Includes 34,384 shares of Common Stock owned by Brent O. Hatch directly and 14,491 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will vest and be issuable upon the settlement of such restricted stock units within 60 days of April 14, 2025.
(10)
Includes 3,214 shares of Common Stock owned by Robert M. Meyer directly, 33,705 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon termination of Mr. Meyer’s service, and 14,491 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will vest within 60 days of April 14, 2025 and be issuable upon the settlement of such restricted stock units upon a termination of Mr. Meyer’s service.
(11)
Includes 8,424 shares of Common Stock owned by David L. Rudnick directly, 213,853 shares of Common Stock held by Alliance Bernstein in a Roth Individual Retirement Account for the benefit of Mr. Rudnick, 21,000 shares of Common Stock issuable upon the exercise of options, 51,319 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of Mr. Rudnick’s service, and 14,491 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will vest within 60 days of April 14, 2025 and be issuable upon the settlement of such restricted stock units upon a termination of Mr. Rudnick’s service.
(12)
Includes 44,566 shares of Common Stock owned by the AJT Family Gift Trust, of which Mr. Tanenbaum’s spouse and son are co-trustees and his children are the beneficiaries upon the death of Mr. Tanenbaum’s spouse, 6,333 shares of Common Stock issuable upon the exercise of options, 51,319 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of Mr. Tanenbaum’s service, and 14,491 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will not vest within 60 days of April 14, 2025 and be issuable upon the settlement of such restricted stock units upon a termination of Mr. Tanenbaum’s service.
(13)
Includes 4,462,741 shares of Common Stock, 480,186 shares of restricted Common Stock, 675,038 shares of Common Stock issuable upon the exercise of options, 232,973 shares of Common Stock represented by vested restricted stock units (inclusive of dividend equivalents) and issuable upon the settlement of such restricted stock units upon a termination of the applicable individual’s service with the Company, 72,455 shares of Common Stock represented by restricted stock units (inclusive of dividend equivalents) that will vest within 60 days of April 14, 2025 and be issuable upon the settlement of such restricted stock units upon a termination of the applicable individual’s service with the Company, and 14,491 shares of Common Stock represented by restricted stock units that will vest and be issuable upon the settlement thereof within 60 days of April 14, 2025. Does not include 310,112 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2025 to the extent that the performance conditions are achieved, 214,426 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2026 to the extent that the performance conditions are achieved, or 300,712 shares underlying performance stock units (inclusive of dividend equivalents) that are subject to vesting on December 31, 2027 to the extent that the performance conditions are achieved.
(14)
Based on information set forth in a Schedule 13D filed with the Commission on December 18, 2024 by Howard Amster. In the Schedule 13D, Mr. Amster reported that Mr. Amster had sole voting and dispositive power with respect to 606,972 shares and shared voting and dispositive power with respect to 1,398,875 shares. Mr. Amster is deemed to be the beneficial owner of (i) 606,927 shares that are owned directly by Mr. Amster; (ii) 221,645 shares that are owned by Pleasant Lake Corp, Pleasant Lake Apts. Limited Partnership, Laughlin Holdings, all joint filers, over which Mr. Amster has sole voting and dispositive power; (iii) 405,130 shares that are owned in the aggregate by the trusts jointly filed therewith, over which, as trustee, Mr. Amster has either sole or shared voting and dispositive power; (iv) 5,000 shares that are owned by the Howard M. Amster Foundation over which, Mr. Amster, as President, has either sole or shared voting and dispositive power; (v) 85,659 shares that are owned by Amster Limited Partnership, which Mr. Amster, as sole General Partner, has sole voting and dispositive power; (vi) 65,514 shares that are owned by Ramat Securities Ltd. which Mr. Amster, as authorized representative and majority member, has sole voting and dispositive power, and (vii) 8,528 shares that are owned by NewAx Inc., which Mr. Amster, as authorized representative and majority owner, has sole voting and dispositive power.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Jeffrey Rudnick, the son of one of the Company’s directors, served as the Company’s Senior Vice President at a salary of $260,988, $250,950 and 239,000 per year during 2024, 2023, and 2022, which was increased to $269,000 effective January 1, 2025. Mr. Rudnick received an annual cash bonus of $75,000, $95,000, and $85,000, as well as an equity bonus in the amount of $50,000, $52,000, and $50,000 for the years ended December 31, 2024, 2023, and 2022.

Applicable banking regulations place certain restrictions on the transactions that Medallion Bank may conduct with its affiliates. Applicable Small Business Administration (“SBA”), regulations require that our Small Business Investment Company (“SBIC”), subsidiaries cannot enter into certain transactions without the SBA’s prior written approval and that Medallion Capital cannot dispose of assets to an affiliate without the SBA’s prior written approval. The SBA has also required that Medallion Capital obtain the SBA’s prior written approval for purchases of portfolio securities from an affiliated entity. In addition, as a condition to exemptive relief that we received from the Commission in May 1996, we and our SBIC subsidiaries are required to obtain the SBA’s prior written approval for purchases and sales of portfolio securities between each other and for us to acquire the securities of our SBIC subsidiaries.

Our Board of Directors also recognizes that transactions with affiliates and other related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Therefore, we maintain a Related and Affiliated Party Transactions Policy that requires management to ensure no transactions with affiliates or related party transactions occur unless the Board of Directors has been briefed on the transaction and has approved the proposed transaction by the required majority. The Board of Directors may, in its sole discretion, approve or deny any transactions with affiliates or related party transactions and approval may be conditioned upon any other actions the Board of Directors deems appropriate. Failure to follow the approval process can lead to disciplinary action including termination.

OTHER MATTERS OF BUSINESS

We are not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this proxy statement. In the event that any other business requiring the vote of shareholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

FORM 10-K

We filed an Annual Report on Form 10-K for the year ended December 31, 2024 with the Commission on March 13, 2025. Shareholders may obtain a copy of this report, without charge, by calling us at 1-877-MEDALLION or writing to Marisa T. Silverman, Executive Vice President, Chief Compliance Officer, General Counsel and Secretary, at our principal offices located at 437 Madison Avenue, 38th Floor, New York, New York 10022.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, or otherwise brought before the meeting where not included in our proxy statement, including shareholder nominations for candidates for election as directors, the written proposal must be received by us no later than December 30, 2025 and no earlier than November 30, 2025. Any such proposal will also need to comply with the Commission regulations regarding the inclusion of shareholder proposals in our proxy materials. A nomination or other business will not be considered if it does not comply with these notice procedures and the additional disclosure and other requirements set forth in our bylaws, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act.

By Order of the Board of Directors,

MARISA T. SILVERMAN,

Secretary

April 30, 2025

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE, OR SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

Annex A

AMENDMENT NO. 3

TO

MEDALLION FINANCIAL CORP.

2018 EQUITY INCENTIVE PLAN

This Amendment (“Amendment”) to the Medallion Financial Corp. 2018 Equity Incentive Plan (as amended, the “Plan”) of Medallion Financial Corp., a Delaware corporation (the “Company”), is adopted by the Company’s Board of Directors (the “Board”) as of April 25, 2025, subject to approval by the Company’s stockholders.

WHEREAS, the Company maintains the Plan;

WHEREAS, Section 18(a) of the Plan provides that the Board may amend the Plan at any time and from time to time;

WHEREAS, the Board and the Compensation Committee of the Board have determined that it is in the best interests of the Company to amend the Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Plan by 2,000,000 shares;

WHEREAS, Section 18(c) of the Plan provides that no amendment to the Plan may be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of the national securities exchange on which the Company’s stock is listed; and

WHEREAS, Nasdaq Marketplace Rule 5635(c) requires stockholder approval of a material amendment to the Plan, including any material increase in the number of shares to be issued thereunder.

NOW, THEREFORE, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Plan is hereby amended as follows:

1. Capitalized Terms. All capitalized terms used and not defined in this Amendment shall have the meanings given thereto in the Plan.

2. Amendment to the Plan. The first sentence of Section 4(a) of the Plan is amended in its entirety to read as follows:

“Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 7,710,968.”

3. Ratification and Confirmation. Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

* * *

A-1

PROXY

MEDALLION FINANCIAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2025

The undersigned, having received notice of the meeting and the proxy statement, hereby appoints Alvin Murstein and Marisa Silverman, and each of them, as proxies for the undersigned, with full power of substitution to act and to vote all the shares of Common Stock of Medallion Financial Corp. held of record by the undersigned on April 14, 2025, the record date, at the annual meeting of shareholders to be held via live webcast on the 12th day of June 2025, at 10:00 a.m., Eastern Time, or any adjournment thereof by visiting the unique link provided to you following registration.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR BRENT O. HATCH, ANDREW M. MURSTEIN AND ALLAN TANENBAUM FOR ITEM 1, AND FOR ITEMS 2, 3 AND 4.

IMPORTANT—PLEASE DATE, SIGN, AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 12, 2025:

The Notice of Meeting, Proxy Statement and Proxy Card are available at https://web.viewproxy.com/MedallionFinancial/2025

The Board of Directors recommends a vote "FOR" the board nominees for director listed in Proposal 1 and "FOR" Proposals 2, 3, and 4

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

→

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please mark your votes like this ☒

Proposal 1. To elect three (3) Class II Directors, each for a term expiring at the 2028 Annual Meeting of Shareholders.

You may vote "FOR" up to three (3) Class II nominees in total.

A "WITHHOLD" vote for a nominee has the same effect as not voting for that nominee, although you may also not vote for a nominee by not checking the "FOR" box for that nominee.

The Board of Directors recommends a vote "FOR" the following three (3) Board nominees:

NOMINEES:	FOR	WITHOLD
01 Brent O. Hatch	☐	☐
02 Andrew M. Murstein	☐	☐
03 Allan Tanenbaum	☐	☐

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Plante & Moran, PLLC as Medallion Financial Corp.'s independent registered public accounting firm for the year ending December 31, 2025.

Proposal 2. Proposal to ratify the appointment of Plante & Moran, PLLC as Medallion Financial Corp.'s independent registered public accounting firm for the year ending December 31, 2025.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3 Proposal to approve a non-binding advisory resolution to approve the 2024 compensation of Medallion Financial Corp.'s named executive officers, as described in the proxy statement.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends a vote "FOR" the approval of an amendment of Medallion Financial Corp.'s 2018 Equity Incentive Plan, to increase the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares.

Proposal 4. Proposal to approve an amendment to Medallion Financial Corp.'s 2018 Equity Incentive Plan, to increase the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares, as described in the proxy statement.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Signature of Shareholder ____________________ Title ____________________ Date ____________

Signature of Shareholder ____________________ Title ____________________ Date ____________

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

→

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/MFIN

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, date and mail the PROXY CARD in the envelope provided as soon as possible.